SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Financial Statements and Schedules

December 31, 2022 and 2021

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 1100

One Jackson Place

188 East Capitol Street

Jackson, MS 39201-2127

Independent Auditors’ Report

The Board of Directors

Southern Farm Bureau Life Insurance Company:

Opinions

We have audited the statutory financial statements of Southern Farm Bureau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and stockholders’ equity as of December 31, 2022 and 2021, and the related statutory statements of earnings, changes in stockholders’ equity and cash flow for the years then ended, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and stockholders’ equity of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Mississippi Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 1

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the Schedules 1-4 is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Mississippi Insurance Department. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

Jackson, Mississippi

April 25, 2023

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,
Liabilities and Stockholders’ Equity

December 31, 2022 and 2021

Admitted Assets	2022	2021
Investments:
Bonds, generally at amortized cost (fair value of $9,518,726,930 in 2022 and $11,052,397,859 in 2021)	$10,410,052,514	10,391,615,625

Stocks:
Preferred stocks, generally at fair value (amortized cost of $37,961,524 in 2022 and $37,253,801 in 2021)	35,295,568	39,932,818
Common stocks, at fair value (cost of $770,915,766 in 2022 and $773,497,206 in 2021)	835,598,235	1,029,576,811
Total stocks	870,893,803	1,069,509,629
Mortgage loans	1,945,699,102	1,952,451,100

Real estate:
Home office property, at cost, less accumulated depreciation of $35,318,780 in 2022 and $34,111,655 in 2021	18,612,754	14,547,649
Real estate held for investment, at cost	1,088,764	1,088,764
Total real estate	19,701,518	15,636,413
Other invested assets	1,179,868,851	1,034,085,758
Cash, cash equivalents and short-term investments, at cost, which approximates fair value	134,051,061	81,743,966
Policy loans	587,826,584	574,658,252
Receivable for securities	2,800,118	888,016
Total investments	15,150,893,551	15,120,588,759

Other assets:
Federal income taxes recoverable	7,892,365	—
Deferred income taxes	55,092,574	58,385,965
Premiums deferred and uncollected	351,473,620	335,369,560
Accrued investment income	120,495,347	128,075,310
Company owned life insurance contracts	70,525,125	68,187,568
Other receivables and other assets	13,038,414	9,266,332
Separate account assets	7,572,744	10,056,956
Total other assets	626,090,189	609,341,691
Total admitted assets	$15,776,983,740	15,729,930,450

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2022 and 2021

Liabilities and Stockholders’ Equity	2022	2021
Aggregate policy reserves:
Life and annuity policies and contracts	$10,831,569,832	10,697,934,617
Accident and health contracts	154,051,557	149,311,995
Supplementary contracts	136,564,844	129,743,685
Total aggregate policy reserves	11,122,186,233	10,976,990,297
Policy and contract claims	56,052,417	52,348,041

Policyholders’ funds:
Premiums received in advance	574,438	416,729
Funds on deposit	23,479,281	23,066,219
Accrued policy dividends	49,132,743	45,641,000
Dividends left on deposit	217,473,125	223,087,528
Total policyholders’ funds	290,659,587	292,211,476
Pension plan administration funds	460,216,258	490,403,448

General liabilities:
Taxes, other than federal income taxes	6,984,198	5,929,875
Federal income taxes payable	—	4,492,803
Due to affiliates	1,485,691	1,000,122
Commissions	19,071,431	15,189,301
Notes payable	180,834,210	190,853,892
Pension and postretirement benefits	63,593,372	80,902,841
Accounts payable and other liabilities	74,009,564	76,637,468
Total general liabilities	345,978,466	375,006,302
Asset valuation reserve	369,383,672	458,611,527
Separate account liabilities	7,572,744	10,056,956
Total liabilities	12,652,049,377	12,655,628,047

Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares;issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	3,123,034,363	3,072,402,403
Total stockholders’ equity	3,124,934,363	3,074,302,403
Total liabilities and stockholders’ equity	$15,776,983,740	15,729,930,450

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2022 and 2021

	2022	2021
Income:
Premiums and other considerations:
Life premiums	$893,027,312	838,195,139
Annuity premiums and other fund deposits	84,555,368	98,009,884
Accident and health premiums	12,228,734	12,694,161
Supplementary contracts	14,901,340	17,882,471
Investment income, net of expenses of $21,892,365 in 2022 and $23,314,118 in 2021	558,865,208	670,393,225
Separate account fees and other	2,954,110	2,883,668
Total income	1,566,532,072	1,640,058,548

Benefits and reserve changes:
Death benefits	342,341,683	391,642,103
Accident and health benefits	11,940,777	13,112,349
Surrender and other life insurance benefits	319,028,962	298,623,793
Annuity benefits	142,884,847	149,977,304
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	144,657,134	223,214,978
Interest on policy and contract funds	28,946,033	31,953,467
Payments on supplementary contracts	24,719,915	24,636,593
Total benefits and reserve changes	1,014,519,351	1,133,160,587

Other operating expenses:
Commissions	96,382,102	87,745,999
General insurance expenses	194,250,217	179,952,282
Taxes, licenses and fees	30,502,947	29,342,126
Total other operating expenses	321,135,266	297,040,407
Earnings before policyholders’ dividends, federal income taxes and realized investment gains (losses)	230,877,455	209,857,554
Policyholders’ dividends	47,907,503	44,424,314
Earnings before federal income taxes and realized investment gains (losses)	182,969,952	165,433,240
Federal income taxes	39,950,000	24,500,000
Earnings before realized investment gains (losses)	143,019,952	140,933,240
Realized investment gains (losses)	(9,167,104)	44,556,401
Adjusted for:
Federal income tax expense	(145,088)	(15,173,306)
Transfer to interest maintenance reserve	11,073,063	(13,958,190)
Net realized investment gains	1,760,871	15,424,905
Net earnings	$144,780,823	156,358,145

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2022 and 2021

		Additional
	Common	paid-in	Unassigned
	stock	capital	surplus
Balance, December 31, 2020	$1,500,000	400,000	2,860,430,830
Net earnings	—	—	156,358,145
Change in unrealized investment gains, net	—	—	155,777,023
Change in asset valuation reserve	—	—	(121,582,007)
Change in net deferred income taxes	—	—	6,194,422
Change in nonadmitted assets	—	—	3,367,748
Change in net actuarial loss on pension and postretirement benefits	—	—	28,556,242
Cash dividends to stockholders	—	—	(16,700,000)
Balance, December 31, 2021	1,500,000	400,000	3,072,402,403
Net earnings			144,780,823
Change in unrealized investment gains, net	—	—	(128,837,371)
Change in asset valuation reserve	—	—	89,227,855
Change in net deferred income taxes	—	—	7,424,967
Change in nonadmitted assets	—	—	(60,721,985)
Change in net actuarial loss on pension and postretirement benefits	—	—	19,957,671
Cash dividends to stockholders	—	—	(21,200,000)
Balance, December 31, 2022	$1,500,000	400,000	3,123,034,363

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2022 and 2021

	2022	2021
Cash from operations:
Premiums, annuity considerations, and other fund deposits	$960,181,489	928,036,059
Other premiums, considerations and deposits collected	14,901,340	17,882,471
Reinsurance reserve adjustments received on reinsurance ceded	3,322,187	3,334,348
Investment income received	587,119,127	676,507,723
Separate account fees and other income received	616,552	632,674
	1,566,140,695	1,626,393,275
Life and accident and health claims paid	(347,565,762)	(402,758,258)
Surrender benefits paid	(317,803,090)	(296,851,426)
Annuity and other benefits paid to policyholders	(174,586,854)	(180,110,659)
	(839,955,706)	(879,720,343)
Commissions, taxes and other expenses paid	(309,870,432)	(290,050,571)
Dividends paid to policyholders	(39,409,951)	(36,674,158)
Federal income taxes paid	(52,335,168)	(20,135,186)
	(401,615,551)	(346,859,915)
Net cash from operations	324,569,438	399,813,017

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,144,416,546	1,413,019,700
Common and preferred stocks	562,039,483	184,807,033
Mortgage loans	198,979,218	207,046,552
Other invested assets	99,996,704	137,999,968
Federal income taxes paid on net capital gains	(145,088)	(15,173,306)
Total investment proceeds	2,005,286,863	1,927,699,947

Cost of investments acquired:
Bonds	(1,200,521,483)	(1,529,320,056)
Common and preferred stocks	(555,563,930)	(387,851,951)
Mortgage loans	(192,227,220)	(228,763,607)
Real estate	(5,272,230)	(1,055,137)
Other invested assets	(209,989,952)	(229,338,170)
Total investments acquired	(2,163,574,815)	(2,376,328,921)
Net increase in policy loans	(13,168,332)	(519,868)
Net cash from investments	(171,456,284)	(449,148,842)

Cash from financing and miscellaneous sources:
Advances on notes payable	—	10,000,000
Payments on notes payable	(10,000,000)	—
Other cash provided	3,571,557	2,679,842
Dividends paid to stockholders	(21,200,000)	(16,700,000)
Other cash applied	(73,177,616)	(54,794,548)
Net cash from financing and miscellaneous sources	(100,806,059)	(58,814,706)
Net increase (decrease) in cash, cash equivalents and short-term investments	52,307,095	(108,150,531)
Cash, cash equivalents and short-term investments:
Beginning of year	81,743,966	189,894,497
End of year	$134,051,061	81,743,966

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(1)	Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)	Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates in the states of Arkansas, Colorado, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates within these states, the Company is subject to regulatory and market risks within this geographic area.

(b)	Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)	Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Mississippi Insurance Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no permitted accounting practices that vary from prescribed accounting practices.

(d)	Differences between Statutory Accounting Practices and U.S. Generally Accepted Accounting Principles

Statutory Accounting Practices (SAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net earnings and cash flows. SAP which differ from GAAP include:

•	Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses determined on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810, Consolidation.

•	Eligible bonds are carried at amortized cost and other bonds are carried in accordance with valuations established by the NAIC, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

•	Preferred stocks are generally carried at fair value not to exceed any currently effective call price. Under GAAP, preferred stocks are carried at fair value.

•	Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus.

9	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

•	Aggregate reserves for life, annuities and accident and health policies are based on statutory requirements as described in the Valuation Manual. Reserves for health insurance are determined based on statutory morbidity and interest. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

•	The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold or called. No such reserve is required under GAAP.

•	Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP. Changes in deferred tax assets and liabilities are charged or credited directly to unassigned surplus under SAP. Under GAAP, these changes generally are included in net income.

•	The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

•	Policy acquisition costs are expensed as incurred, while under GAAP, these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

•	Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with reinsurance receivable being reflected as an asset.

•	The Statements of Earnings are different in certain respects, with annual life premiums being recognized as revenue upon issue and subsequently upon anniversary. Annuity premiums are recognized as revenue when collected. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

•	Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•	The Statements of Cash Flow differ in certain respects from the presentation required by ASC 230, Statement of Cash Flows, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	The provision for participating policyholders’ dividends is determined by the board of directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

10	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

•	Pension and postretirement benefits expense and the related financial statement disclosures are not determined in accordance with ASC 715, Compensation – Retirement Benefits.

•	In accordance with Statements of Statutory Accounting Principles (SSAP), investments in low income housing tax credits are accounted for using the amortized cost method in accordance with GAAP with a modification to include tax benefits during the holding period.

•	The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under GAAP.

The aggregate effect on the accompanying statutory financial statements of the variations from GAAP has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)	Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is generally recognized when earned.

Amortization of premiums and discounts on mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys. Amortization is accounted for using a method that approximates the interest method.

Common stocks of unaffiliated companies are carried at fair value. Preferred stocks are valued at fair value not to exceed any currently effective call price.

11	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The Company periodically reviews the portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. The Company considers the following factors in determining that a decline in value is other-than-temporary: the extent and duration of the decline, the reason for the decline (either interest or credit related), the current conditions and near term financial prospects of the issuer, and the Company’s ability and intent to hold the security for a period of time sufficient to allow for recovery. If management determines that the decline in fair value is other-than-temporary, the cost of the investment is adjusted to fair value and a realized loss is recognized in the statutory statement of earnings. Subsequent recoveries in fair value are not recognized until the security is sold.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. Limited partnership interests are accounted for using the equity method.

Low income housing tax credit (LIHTC) property investments are initially recorded at cost and the excess of the carrying amount of the investment over its estimated residual value is amortized over the period in which tax benefits are allocated to the Company. The amount amortized during 2022 and 2021 was $6,407,196 and $9,613,227, respectively, and is reflected as a component of net investment income. The number of remaining years of unexpired tax credits varies from 1 to 7 years with a weighted average of 1.6 years. The required holding period varies from 1 to 9 years with a weighted average of 3.3 years. Currently, the properties are not subject to any regulatory reviews. The aggregate amount of LIHTC does not exceed 10% of the Company’s total assets. There were no impairments related to the LIHTC investments.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as an unrealized loss in unassigned surplus. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)	Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, IMR debit balances, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

(h)	Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and Valuation Manual and vary by the contracts’ characteristics and their issue year.

12	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve Valuation Method or the Net Level Premium Reserve Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables or anticipated experience using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

In 2018, the Company early-adopted Principle-Based Reserves (PBR) on its 2017 CSO Mortality insurance products. These products include term policies sold January 1, 2018 and later, and also permanent policies and riders sold October 1, 2019 and later.

(i)	Policy and Contract Claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)	Interest Maintenance Reserve

The IMR represents the deferral of interest-related realized capital gains and losses, net of tax, primarily on fixed maturity investments. These gains and losses are amortized into investment income on a level yield method over the estimated remaining life of the investment sold or called.

(k)	Asset Valuation Reserve

The AVR is a reserve established to offset the potential for credit-related investment realized and unrealized losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

13	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(l)	Federal Income Taxes

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates which impact surplus in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)	Reinsurance

Premiums, commissions, expense reimbursement, and claims related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)	Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)	Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. These assets, net of accumulated depreciation, are included in the other receivables and other assets line item in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity. The Company computes depreciation using an accelerated depreciation method (MACRS) for EDP equipment and straight line depreciation method for software.

EDP equipment and operating software assets and accumulated depreciation related to these assets at December 31, 2022 and 2021 were as follows:

	2022	2021
Assets	$13,439,660	10,692,227
Accumulated depreciation	(9,642,408)	(7,734,389)
Net assets	$3,797,252	2,957,838

Depreciation expense related to these assets was $2,066,202 in 2022 and $1,594,612 in 2021.

14	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(p)	Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in separate account fees and other income on the statutory statements of earnings.

(q)	Recently Issued Accounting Pronouncements

In 2021, the NAIC adopted SSAP No. 32R, Preferred Stock, which revised the valuation method of the carrying value of preferred stock, referenced in note 1(f). This revision was effective in January 1, 2021 and did not have a significant impact on the financial statements of the Company.

In 2022, there were no issued accounting pronouncements that affected the Company.

(r)	Subsequent Events

At its regularly scheduled meeting on February 21, 2023, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $21.5 million paid on February 21, 2023 to the ten shareholders of record at February 21, 2023. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

The Company has evaluated all other subsequent events through April 25, 2023, the date the financial statements were available to be issued.

15	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(2)	Investments

(a)	Admitted Bonds and Preferred and Common Stocks

At December 31, 2022 and 2021, the cost or amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s admitted bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2022:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$68,480,403	—	(5,304,528)	63,175,875
Mortgage-backed securities:
U.S. government	453,565,085	495,367	(68,925,464)	385,134,988
Special revenue	823,263,652	2,419,865	(111,413,181)	714,270,336
Industrial and miscellaneous	741,507,685	2,276,601	(63,798,191)	679,986,095
Corporate and other securities:
Special revenue	1,265,975,988	2,750,579	(170,532,704)	1,098,193,863
Industrial and miscellaneous	7,020,805,853	29,478,117	(513,370,486)	6,536,913,484
Hybrid securities	42,128,707	726,618	(3,051,829)	39,803,496
Bank Loans	1,336,224	—	(87,431)	1,248,793
Total bonds	$10,417,063,597	38,147,147	(936,483,814)	9,518,726,930
Preferred stocks	$37,961,524	1,394,566	(4,134,121)	35,221,969
Common stocks	770,915,766	111,977,085	(47,294,616)	835,598,235
Total stocks	$808,877,290	113,371,651	(51,428,737)	870,820,204

16	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2021:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$136,024,023	11,666,281	(678,535)	147,011,769
Mortgage-backed securities:
U.S. government	483,038,203	19,387,828	(10,163,139)	492,262,892
Special revenue	809,914,169	41,007,333	(6,995,337)	843,926,165
Industrial and miscellaneous	694,856,647	25,625,234	(4,718,904)	715,762,977
Corporate and other securities:
Special revenue	1,289,971,245	78,672,929	(4,564,746)	1,364,079,428
Industrial and miscellaneous	6,929,775,202	527,248,642	(18,995,196)	7,438,028,648
Hybrid securities	41,715,881	6,660,109	(59,188)	48,316,802
Bank Loans	2,994,283	38,051	(23,156)	3,009,178
Total bonds	$10,388,289,653	710,306,407	(46,198,201)	11,052,397,859
Preferred stocks	$37,253,801	2,759,278	(83,671)	39,929,408
Common stocks	773,497,206	274,017,332	(17,937,727)	1,029,576,811
Total stocks	$810,751,007	276,776,610	(18,021,398)	1,069,506,219

17	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2022 and 2021 were as follows:

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2022	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$28,604,234	(543,514)	34,571,641	(4,761,014)	63,175,875	(5,304,528)
Mortgage-backed securities	1,191,678,001	(125,845,941)	431,544,176	(118,290,895)	1,623,222,177	(244,136,836)
Corporate and other securities	6,184,491,557	(518,223,923)	586,808,994	(168,818,527)	6,771,300,551	(687,042,450)
Total bonds	$7,404,773,792	(644,613,378)	1,052,924,811	(291,870,436)	8,457,698,603	(936,483,814)
Preferred stocks	$19,622,046	(3,349,329)	3,636,163	(784,792)	23,258,209	(4,134,121)
Common stocks	300,400,848	(14,966,534)	97,086,574	(32,328,082)	397,487,422	(47,294,616)
Total stocks	$320,022,894	(18,315,863)	100,722,737	(33,112,874)	420,745,631	(51,428,737)
Derivative investments	$(339,958)	(234,436)	—	—	(339,958)	(234,436)

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2021	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$37,375,664	(587,505)	1,400,391	(91,030)	38,776,055	(678,535)
Mortgage-backed securities	532,255,899	(15,565,906)	76,188,632	(7,745,599)	608,444,531	(23,311,505)
Corporate and other securities	876,459,390	(20,195,595)	29,723,261	(2,012,566)	906,182,651	(22,208,161)
Total bonds	$1,446,090,953	(36,349,006)	107,312,284	(9,849,195)	1,553,403,237	(46,198,201)
Preferred stocks	$6,403,910	(83,671)	—	—	6,403,910	(83,671)
Common stocks	121,095,423	(9,499,226)	48,397,531	(8,438,501)	169,492,954	(17,937,727)
Total stocks	$127,499,333	(9,582,897)	48,397,531	(8,438,501)	175,896,864	(18,021,398)

18	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

Unrealized losses on bonds held less than twelve months increased compared to 2021 due to significantly higher interest rates during the course of 2022. Yields on the 10-year U.S. Treasury Note ended the year approximately 236 basis points higher compared to year-end 2021. A similar outcome was experienced on the bonds held greater than twelve months.

For common stocks, unrealized losses for stocks held less than twelve months increased due to a sharp increase in monetary tightening and surprisingly persistent inflation which caused overall risk assets to decline. The same applied to stocks held longer than twelve months.

The derivative investments are actions taken by an outside manager within the constraints of the investment policy statement.

The securities comprising assets with unrealized losses were reviewed in accordance with the Company’s impairment policy as described in note 1(f) and were deemed not to be other-than-temporarily impaired.

Due to the subjective nature of the Company’s analysis and estimates of fair value along with the judgment that must be applied in the analysis, it is possible that the Company could reach a different conclusion whether or not to impair a security if it had access to additional information. Investment securities are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is reasonably possible that changes in risks in the near term could result in other-than-temporary impairments recorded in the statutory statements of earnings.

The scheduled maturity distribution of the long-term bond portfolio at December 31, 2022 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/adjusted	Estimated
	carry value	fair value
Due in one year or less	$430,529,081	427,422,803
Due after one year through five years	2,888,532,733	2,779,123,273
Due after five years through ten years	3,102,510,539	2,825,202,579
Due after ten years	1,928,343,060	1,667,783,360
	8,349,915,413	7,699,532,015
Mortgage-backed and hybrid securities	2,060,137,101	1,819,194,915
	$10,410,052,514	9,518,726,930

The Company owns certain assets which are considered to be restricted or not under the Company’s exclusive control. As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders. In addition, the Company owns common stock shares of Federal Home Loan Bank (FHLB) which enables the Company, as a member, to borrow funds for future investment strategies and for other liquidity needs. The Company also has pledged assets as collateral to the FHLB for the purpose of backing funding agreements and notes payable.

19	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

At December 31, 2022 and 2021, the restricted assets of the Company were as follows:

	2022		2021
	Book/adjusted	Fair	Book/adjusted	Fair
	carry value	value	carry value	value
On deposit with states	$5,796,481	5,515,439	7,641,483	7,741,259
Other restricted assets	—	—	10,937,893	10,937,893
FHLB – Membership stock	6,292,300	6,292,300	6,075,900	6,075,900
FHLB – Activity stock	6,088,000	6,088,000	6,928,000	6,928,000
FHLB – Excess stock	2,096,700	2,096,700	1,271,900	1,271,900
Pledged as collateral to FHLB	261,778,957	231,631,319	294,535,758	304,476,482
Total restricted assets	$282,052,438	251,623,758	327,390,934	337,431,434
Maximum pledged as collateral to FHLB during reporting period	$292,122,074	277,025,298	294,535,758	304,476,482

The credit quality of the long-term bond portfolio at December 31, 2022 and 2021 follows. The quality ratings represent NAIC designations.

	2022		2021
	Book/adjusted		Book/adjusted
	carry value	Percentage	carry value	Percentage
Class 1 – highest quality	$5,960,658,763	57.3%	$5,878,824,315	56.6%
Class 2 – high quality	3,995,032,084	38.4	4,019,343,853	38.7
Class 3 – medium quality	306,534,410	2.9	365,116,545	3.5
Class 4 – low quality	49,957,283	0.5	54,442,014	0.5
Class 5 – lower quality	97,335,311	0.9	38,782,353	0.4
Class 6 – in or near default	534,663	—	35,106,545	0.3
	$10,410,052,514	100.0%	$10,391,615,625	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. The NAIC regards A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

20	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(b)	Mortgage Loans

At December 31, 2022 and 2021, the Company’s mortgage loan portfolio consisted of the following:

	2022	2021
Commercial	$1,943,867,357	1,950,410,674
Residential	1,831,745	2,040,426
Total	$1,945,699,102	1,952,451,100
Average loan balance	$3,852,869	3,835,857

At December 31, 2022 and 2021, the Company had the following percentage of mortgage loans with underlying collateral located in the following states that were greater than 10% of the total:

	2022	2021
Exposure in California	18.60%	17.90%
Exposure in Florida	13.80	14.20

The Company maintains a mortgage loan portfolio that consists of first lien mortgage loans. The commercial loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties. The commercial mortgage loans have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans.

The minimum and maximum interest rates on mortgage loans originated during 2022 and 2021 were as follows:

	2022	2021
Maximum interest rate	6.85%	3.27%
Minimum interest rate	2.90	2.55

As of December 31, 2022, all of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 90 days.

21	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(c)	Net Investment Income

For the years ended December 31, 2022 and 2021, the sources of investment income of the Company were as follows:

	2022	2021
Bonds	$401,598,672	426,073,157
Preferred and common stocks	25,773,683	37,128,422
Mortgage loans	69,733,110	75,351,938
Policy loans	42,442,569	41,707,997
Cash, cash equivalents and short-term investments	946,373	8,111
Other	43,811,563	112,777,962
Gross investment income	584,305,970	693,047,587
Amortization of interest maintenance reserve	(3,548,397)	659,756
Investment expenses	(21,892,365)	(23,314,118)
Net investment income	$558,865,208	670,393,225

(d)	Investment Gains and Losses

For the years ended December 31, 2022 and 2021, the proceeds, gross gains and gross losses from sales, calls, and other disposals on bonds, common stocks, and preferred stocks were as follows:

	Proceeds		Gross gains		Gross losses
	2022	2021	2022	2021	2022	2021
Bonds :
Sales	$305,493,299	315,681,764	7,748,369	21,204,941	23,010,969	2,536,388
Calls	201,237,089	362,858,204	1,129,114	1,413,750	577,461	231,132
Other disposals	655,979,036	790,315,353	(7,804)	7,806	375,157	27,317
Totals	$1,162,709,424	1,468,855,321	8,869,679	22,626,497	23,963,587	2,794,837
Common stock:
Sales	$586,199,664	191,405,422	54,567,934	35,551,789	49,940,576	7,303,677
Tax free exchange	—	—	—	—	—	—
Other disposals	—	—	—	—	—	—
Totals	$586,199,664	191,405,422	54,567,934	35,551,789	49,940,576	7,303,677
Preferred stock:
Sales	$—	135,563	—	6,533	—	—
Calls	525,000	63,300	—	—	13,750	300
Other disposals	4,000,000	1,622,886	—	—	—	—
Totals	$4,525,000	1,821,749	—	6,533	13,750	300

22	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(e)	Other-than-temporary impairment (OTTI)

The total other-than-temporary impairment loss recognized in 2022 and 2021 was as follows:

	2022	2021
Bonds	$531,463	3,954,894
Limited partnerships	6,233,346	4,724,583
Total	$6,764,809	8,679,477

23	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(3)	Aggregate Reserves

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 ½% to 4 ½%, the 1980 CSO tables assuming interest rates ranging from 4% to 5%, the 2001 CSO tables assuming interest rates of 3% to 4%, and the 2017 CSO tables assuming interest rates of 3% to 4 ½%. Life products issued under the 2017 CSO basis are valued under the reserve requirements defined in VM-20 of the Valuation Manual.  This includes term policies issued January 1, 2018 and later, as well as term riders and permanent products issued October 1, 2019 and later.  Liabilities for most annuities use the 1971 IAM, 1983 Table A, or the Annuity 2000 tables with interest rates ranging from 3% to 8%, and the 2012 IAR tables with interest rates ranging from 1% to 4 ½%. As of December 31, 2022 and 2021, the following table summarizes the aggregate reserves for the Company:

Line of Business

	2022	2021
Individual life:
Traditional	$6,648,924,337	6,295,624,636
Universal	843,918,392	878,896,815
Total individual life	7,492,842,729	7,174,521,451
Group life	9,032,816	8,963,098
Total life	7,501,875,545	7,183,484,549
Annuities:
Individual:
Immediate	127,608,152	127,526,979
Deferred	2,659,479,625	2,816,849,483
Total individual annuities	2,787,087,777	2,944,376,462
Group annuities	46,788,483	46,878,568
Total annuities	2,833,876,260	2,991,255,030
Individual supplementary contracts with life contingencies	266,425,175	265,829,055
Other	229,392,852	257,365,983
Accident and health:
Active life – Individual	121,894,928	116,691,735
Active life – Group	1,554	1,554
Claim reserve – Individual	25,907,196	26,142,238
Claim reserve – Group	6,247,879	6,476,468
Total accident and health aggregate reserves	154,051,557	149,311,995
Supplementary contracts without life contingencies	136,564,844	129,743,685
Total aggregate reserves	$11,122,186,233	10,976,990,297

24	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2022, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	37,772,139	—	—	37,772,139	1.235
(c) At fair value	—	—	4,637,213	4,637,213	0.152
(d) Total with market value adjustment or at fair value (Total of a through c)	37,772,139	—	4,637,213	42,409,352	1.387
(e) At book value without adjustment (minimal or no charge or adjustment)	2,621,707,486	—	—	2,621,707,486	85.729
2. Not subject to discretionary withdrawal	394,033,327	—	—	394,033,327	12.885
3. Total (gross: direct + assumed)	3,053,512,952	—	4,637,213	3,058,150,165	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net) (3) – (4)	$3,053,512,952	—	4,637,213	3,058,150,165
6. Amount in A(1)b that will move to A(1)e next year	$37,772,139	—	—	37,772,139

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$4,039,255	—	—	4,039,255	8.633%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	4,039,255	—	—	4,039,255	8.633
(e) At book value without adjustment (minimal or no charge or adjustment)	41,934,767	—	—	41,934,767	89.626
2. Not subject to discretionary withdrawal	814,461	—	—	814,461	1.741
3. Total (gross: direct + assumed)	46,788,483	—	—	46,788,483	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net) (3) – (4)	$46,788,483	—	—	46,788,483
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

25	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$460,216,259	—	—	460,216,259	54.936%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	460,216,259	—	—	460,216,259	54.936
(e) At book value without adjustment (minimal or no charge or adjustment)	376,459,414	—	—	376,459,414	44.938
2. Not subject to discretionary withdrawal	1,057,835	—	—	1,057,835	0.126
3. Total (gross: direct + assumed)	837,733,508	—	—	837,733,508	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net) (3) – (4)	$837,733,508	—	—	837,733,508
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2022 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$2,833,876,260
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	266,425,175
3. Exhibit of deposit-type contracts, line 14, column 1	837,733,508
4. Subtotal	3,938,034,943
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	4,637,213
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	4,637,213
12. Combined total	$3,942,672,156

26	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(d)	Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	839,075,470	838,608,531	843,049,763	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	4,782,930,023	5,395,996,133	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1,814,460	1,814,460	1,833,223	2,935,321	2,935,321	2,935,321
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term policies without cash value	XXX	XXX	1,371,959,318	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	664,784	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	18,220,572	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	72,573,839	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	139,526,581	XXX	XXX	—
C. Total (gross: direct + assumed)	840,889,930	5,623,353,014	7,843,824,213	2,935,321	2,935,321	2,935,321
D. Reinsurance ceded	—	—	112,555,816	—	—	—
E. Total (net) (C) – (D)	$840,889,930	5,623,353,014	7,731,268,397	2,935,321	2,935,321	2,935,321

A reconciliation of life actuarial reserves as of December 31, 2022 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$7,501,875,545
(2) Exhibit 5, accidental death benefits section, total (net)	664,784
(3) Exhibit 5, disability – active lives section, total (net)	18,220,572
(4) Exhibit 5, disability – disabled lives section, total (net)	71,011,748
(5) Miscellaneous reserves section, total (net)	139,495,748
(6) Subtotal	7,731,268,397
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	2,935,321
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	2,935,321
(11) Combined total (6 and 10)	$7,734,203,718

27	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2021, were as follows:

(a)	Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	40,973,527	—	—	40,973,527	1.274
(c) At fair value	—	—	6,376,905	6,376,905	0.198
(d) Total with market value adjustment or at fair value (Total of a through c)	40,973,527	—	6,376,905	47,350,432	1.472
(e) At book value without adjustment (minimal or no charge or adjustment)	2,775,875,953	—	—	2,775,875,953	86.299
2. Not subject to discretionary withdrawal	393,356,037	—	—	393,356,037	12.229
3. Total (gross: direct + assumed)	3,210,205,517	—	6,376,905	3,216,582,422	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net) (3) – (4)	$3,210,205,517	—	6,376,905	3,216,582,422
6. Amount in A(1)b that will move to A(1)e next year	$40,973,527	—	—	40,973,527

(b)	Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$4,435,655	—	—	4,435,655	9.462%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	4,435,655	—	—	4,435,655	9.462
(e) At book value without adjustment (minimal or no charge or adjustment)	41,509,878	—	—	41,509,878	88.548
2. Not subject to discretionary withdrawal	933,035	—	—	933,035	1.990
3. Total (gross: direct + assumed)	46,878,568	—	—	46,878,568	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net) (3) – (4)	$46,878,568	—	—	46,878,568
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

28	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(c)	Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$490,403,448	—	—	490,403,448	56.609%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	490,403,448	—	—	490,403,448	56.609
(e) At book value without adjustment (minimal or no charge or adjustment)	374,563,936	—	—	374,563,936	43.237
2. Not subject to discretionary withdrawal	1,333,496	—	—	1,333,496	0.154
3. Total (gross: direct + assumed)	866,300,880	—	—	866,300,880	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net) (3) – (4)	$866,300,880	—	—	866,300,880
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2021 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$2,991,255,030
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	265,829,055
3. Exhibit of deposit-type contracts, line 14, column 1	866,300,880
4. Subtotal	4,123,384,965
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	6,376,905
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	6,376,905
12. Combined total	$4,129,761,870

29	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(d)	Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	874,212,379	873,418,019	878,053,273	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	4,531,000,336	5,091,913,982	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1,915,792	1,915,792	1,934,686	3,679,796	3,679,796	3,679,796
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term policies without cash value	XXX	XXX	1,317,206,046	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	724,593	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	17,328,326	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	72,805,091	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	168,240,059	XXX	XXX	—
C. Total (gross: direct + assumed)	876,128,171	5,406,334,147	7,548,206,056	3,679,796	3,679,796	3,679,796
D. Reinsurance ceded	—	—	107,355,527	—	—	—
E. Total (net) (C) – (D)	$876,128,171	5,406,334,147	7,440,850,529	3,679,796	3,679,796	3,679,796

A reconciliation of life actuarial reserves as of December 31, 2021 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$7,183,484,549
(2) Exhibit 5, accidental death benefits section, total (net)	724,593
(3) Exhibit 5, disability – active lives section, total (net)	17,328,326
(4) Exhibit 5, disability – disabled lives section, total (net)	71,114,265
(5) Miscellaneous reserves section, total (net)	168,198,796
(6) Subtotal	7,440,850,529
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	3,679,796
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	3,679,796
(11) Combined total (6 and 10)	$7,444,530,325

30	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(4)	Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2022	2021
Balance, January 1	$120,722,103	117,051,658
Less reinsurance recoverables	85,482,076	81,265,113
Net balance, January 1	35,240,027	35,786,545
Incurred related to:
Current year	9,715,453	9,399,727
Prior year	(2,170,385)	(1,344,938)
Total incurred	7,545,068	8,054,789
Paid related to:
Current year	1,856,289	1,399,217
Prior year	7,032,822	7,202,090
Total paid	8,889,111	8,601,307
Net balance, December 31	33,895,984	35,240,027
Plus reinsurance recoverables	84,359,680	85,482,076
Balance, December 31	$118,255,664	120,722,103

(5)	Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Substantially all of these transactions represent agency-related costs of operations. Agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance and payments for use of the Farm Bureau name and logo. During the years ended December 31, 2022 and 2021, such fees aggregated $30,644,590 and $29,733,020, respectively, and are included in general insurance expenses in the statutory statements of earnings.

At December 31, 2022 and 2021, net amounts due to State and County Farm Bureaus were $1,485,691 and $1,000,122, respectively.

(6)	Advances on Funding Agreements

The Company is a member of the FHLB of Dallas. Through its membership, the Company has participated in prior year funding agreements with the FHLB, the most recent being in 2017. The Company did not have any funding agreements with the FHLB as of December 31, 2022 and 2021. There was no maximum amount of aggregate borrowing on FHLB funding agreements during the reporting periods ended December 31, 2022 and 2021, respectively.

31	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(7)	Notes Payable

The Company’s liability for borrowed money related to borrowings from the FHLB amounted to $180,500,000 and $190,500,000 as of December 31, 2022 and 2021, respectively. The debt is fixed-rate/fixed-term with the principal due at maturity and is secured with FHLB eligible collateral (U.S. Treasury Notes and/or Agency Pass-Through). Interest is paid monthly at the contracted rate with total interest expense during 2022 and 2021 of $4,057,554 and $4,319,296, respectively, with $334,210 and $353,892 accrued at December 31, 2022 and 2021, respectively. There are no scheduled payments with the balloon payments due at maturity and no sinking fund requirements. Further details are presented below:

	Face	Rate of		Carrying value December 31
Date of issue	amount	interest	Maturity date	2022	2021
3/29/2018	$40,000,000	3.00%	12/29/2023	$40,000,000	40,000,000
4/27/2018	40,000,000	2.94	02/28/2022	—	40,000,000
3/16/2020	38,000,000	1.82	03/16/2026	38,000,000	38,000,000
5/29/2020	40,000,000	1.90	6/1/2027	40,000,000	40,000,000
4/15/2021	22,500,000	1.85	4/14/2031	22,500,000	22,500,000
12/30/2021	10,000,000	0.13	1/4/2022	—	10,000,000
2/25/2022	40,000,000	2.35	2/26/2029	40,000,000	—
				180,500,000	190,500,000
		Accrued Interest		334,210	353,892
				$180,834,210	190,853,892

The Company has determined the estimated maximum borrowing capacity as $468,455,154 at December 31, 2022 compared to $460,860,360 at December 31, 2021. The Company has calculated this amount as 15% of unassigned surplus. The Company does not have any repurchase agreements as of December 31, 2022.

The aggregate maturities of debt for each of the five years subsequent to December 31, 2022 are as follows:

2023	$40,000,000
2024	—
2025	—
2026	38,000,000
2027	40,000,000

32	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(8)	Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and postretirement benefit plans. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service. The Company applies SSAP No. 102, Pensions, and SSAP No. 92, Postretirement Benefits Other Than Pensions.

(a)	Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits. The assumed interest rates for funding are based on the segment rates published by the Internal Revenue Service with adjustments as allowed under applicable federal regulation. The projected unit credit cost method is the actuarial method used in funding the plan.

The projected benefit obligation, as determined by consulting actuaries (computed using the assumptions on the following page), and the net assets available for benefits as of December 31, 2022 and 2021 follow:

	2022	2021
Change in plan assets:
Fair value of plan assets at January 1	$302,296,419	294,963,074
Actual return on plan assets	(49,901,675)	28,581,942
Employer contributions	12,800,000	—
Benefits paid and transfers	(25,003,445)	(21,248,597)
Fair value of plan assets at December 31	$240,191,299	302,296,419
Change in projected benefit obligation:
Benefit obligation at January 1	$272,746,744	286,705,917
Service cost	10,359,582	11,055,225
Interest cost	7,841,224	7,326,369
Actuarial loss (gain)	(65,930,396)	(11,092,170)
Benefits paid and transfers	(25,003,445)	(21,248,597)
Benefit obligation at December 31	$200,013,709	272,746,744
Funded status:
Unrecognized actuarial loss	$(31,176,908)	(32,053,007)
Prepaid benefit cost	71,354,498	61,602,682
Over funded status	$40,177,590	29,549,675

The accumulated benefit obligation for the pension plan was $164,612,337 and $219,617,640 at December 31, 2022 and 2021, respectively.

33	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

For 2022, settlement accounting was required under SSAP No. 102 since single sum benefit payments exceeded the sum of service cost and interest cost during the fiscal year.  Settlement accounting requires the immediate recognition of a portion of the previously unrecognized actuarial gain or loss as of the measurement date.  Therefore, a settlement loss was recognized as a component of the 2022 net periodic benefit cost.

The components of pension costs and significant actuarial assumptions for the years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Components of pension cost
Service cost	$10,359,582	11,055,225
Interest cost	7,841,224	7,326,369
Expected return on plan assets	(18,454,697)	(17,164,988)
Recognized actuarial loss	154,522	2,314,480
Recognized settlement loss	3,147,553	—
Net periodic benefit cost	$3,048,184	3,531,086

	2022	2021
Actuarial assumptions as of December 31
Discount rate	5.06%	2.96%
Expected return of plan assets	6.50	6.20
Rate of compensation increase	5.00	5.00
Mortality table	Pri-2012 using scale MP2021	Pri-2012 using scale MP2021
Postretirement lump sum/annuity purchase assumptions	IRS Mortality and Interest Table for Section 417(e)(3)	IRS Mortality and Interest Table for Section 417(e)(3)

34	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(i)	Plan Assets

The Company’s pension plan weighted average asset allocation at December 31 was as follows:

	2022	2021
Asset category:
Cash and cash equivalents	3%	2%
Debt securities	32	33
Common stock mutual funds	40	43
Real estate	13	10
Other	12	12
Total	100%	100%

Plan assets for the defined benefit plan are a diversified mix of traditional asset classes. Investments in U.S. and foreign equity securities, fixed income securities, and cash are made to maximize long-term returns while recognizing the need for adequate liquidity to meet on-going benefit and administrative obligations. Risk tolerance of unexpected investment and actuarial outcomes is frequently evaluated by understanding the pension plan’s liability characteristics. This is performed through forecasting and assessing ranges of investment outcomes over short and long-term horizons and by assessing the Company’s financial condition and its future potential obligations from both the pension and general corporate requirements. A comprehensive asset/liability study was conducted in 2017 by Towers Watson. Equity investments, both active and passively managed, are used primarily to increase overall plan returns. Fixed income investments provide diversification benefits and liability hedging attributes that are desirable, especially in falling interest rate environments.

Asset allocations and investment performance are formally reviewed quarterly by the Pension Committee. The Pension Committee of the Company has delegated authority to the Pension Investment Committee to provide oversight and supervision with respect to the investment and management of the assets in the Plan.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. It is estimated based on many factors including the expected forecast for inflation, risk premiums for each asset class, expected asset allocation, current and future financial market conditions, and diversification and rebalancing strategies. Historical return patterns and correlations, consensus return forecasts and other relevant financial factors are analyzed to check for reasonableness and appropriateness. Each year the Pension Committee meets with the enrolled actuary to review all actuarial assumptions.

35	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The fair value of the Company’s pension plan assets at December 31, 2022 and 2021, by asset category classified using the fair value measurement hierarchy, as well as assets measured at NAV as a practical expedient, are shown in the table below. See note 14, Fair Value Measurements, for fair value hierarchy level definitions.

	2022
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	7,292,749	—	—	7,292,749
Equity funds	—	95,759,236	—	—	95,759,236
Fixed income:
Fixed income funds	—	58,179,209	—	—	58,179,209
U.S. government bonds and agencies	—	19,279,739	—	—	19,279,739
Real estate:
Real estate funds	—	—	—	30,127,318	30,127,318
Limited partnerships	—	—	—	581,070	581,070
Alternative credit funds	—	—	—	28,971,978	28,971,978
Total pension plan assets	$—	180,510,933	—	59,680,366	240,191,299

	2021
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	5,186,393	—	—	5,186,393
Equity funds	—	129,492,868	—	—	129,492,868
Fixed income:
Fixed income funds	—	77,335,133	—	—	77,335,133
U.S. government bonds and agencies	—	23,684,798	—	—	23,684,798
Real estate:
Real estate funds	—	—	—	28,207,089	28,207,089
Limited partnerships	—	—	—	1,078,434	1,078,434
Alternative credit funds	—	—	—	37,311,704	37,311,704
Total pension plan assets	$—	235,699,192	—	66,597,227	302,296,419

*	Real estate funds, limited partnerships, and alternative credit funds are reported at the NAV as determined by the investment manager, which is used as a practical expedient to estimate the fair value. Subject to certain restrictions, real estate fund redemptions may be made quarterly via redemption request, giving a 30 day notice, and alternative credit fund redemptions may be made monthly via redemption request, giving a 30 day notice. Limited partnerships have no requested redemption feature.

36	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(ii)	Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2023, the Company expects to contribute $10,000,000. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

(iii)	Projected Benefit Payments

The following fiscal year pension plan benefit payments, which reflect expected future service, are expected to be paid:

Projected
benefit
payments
Year:
2023	$15,178,016
2024	14,686,263
2025	14,395,743
2026	14,465,365
2027	15,199,745
2028–2032	73,806,381

(b)	Defined Contribution Plan

The Company has adopted a 401(k) Plan for the benefit of its eligible employees. Participants may defer up to 50% of their annual salary on a tax deferred basis. However, total deferral in any taxable year may not exceed a dollar limit which is set by law. The Company currently matches the deferred contributions up to 4%. Assets are maintained in a separate trust and are not part of Company assets. The cost of the plan to the Company was $1,773,515 and $1,766,718 in 2022 and 2021, respectively. The fair value of plan assets was $97,982,471 and $118,098,389 in 2022 and 2021, respectively.

(c)	Postretirement Benefit Plans

The Company currently offers life and health insurance benefits to retired employees. Employees are eligible for life insurance coverage if they retire on or after age 65 or retire early with 15 years of service. Life insurance benefits are generally set at a fixed amount. Employees are eligible for postretirement health coverage based on age and service requirements. Prior to Medicare eligibility, the Company will pay a portion of the monthly health insurance premium for the retiree and eligible spouse. For retired employees that are eligible for Medicare, the Company will reimburse premiums in individual Health Retirement Accounts up to a maximum monthly amount. The Company paid $740,178 and $711,488 in premiums on behalf of retired employees in 2022 and 2021, respectively.

37	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The projected benefit obligation for the Company’s employee medical payments and life insurance postretirement benefit plans, none of which have been funded, is shown in the table below. Also provided is the funded status and components of the benefit expense, as determined by consulting actuaries:

	2022	2021
Change in projected benefit obligation:
Benefit obligation at January 1	$41,119,483	43,122,875
Service cost	1,238,732	1,358,156
Interest cost	1,234,187	1,168,546
Actuarial loss (gain)	(12,250,337)	(3,818,606)
Benefits paid	(740,178)	(711,488)
Benefit obligation at December 31	$30,601,887	41,119,483
Funded status:
Unrecognized prior service credit	$8,526,533	9,846,389
Unrecognized actuarial loss	427,722	(12,378,576)
Accrued liability	(39,556,142)	(38,587,296)
Under funded status	$(30,601,887)	(41,119,483)

	2022	2021
Components of postretirement benefit expense
Service cost	$1,238,732	1,358,156
Interest cost	1,234,187	1,168,546
Amortization of prior service credit	(1,319,856)	(1,340,495)
Amortization of net actuarial loss	555,961	864,642
Postretirement benefit expense	$1,709,024	2,050,849

The postretirement benefit expense is included in the accompanying statutory statements of earnings as general insurance expenses.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.11% and 3.05% in 2022 and 2021, respectively. The healthcare cost trend rate for 2022 expense was 6.9% graded to 4.5% for 2029 and beyond for employees under age 65. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 6.6% for 2023 graded to 4.5% in 2030 and beyond for employees under age 65.

Additionally, the Company has other unfunded, defined, postretirement benefit and deferred compensation plans (other postretirement benefit plans) for employees and nonemployee directors of the Company. The recorded liability of these plans was $32,991,485 and $39,783,360 at December 31, 2022 and 2021, respectively. The recorded net periodic benefit costs of these plans was $3,345,633 and $3,402,127 during the years ended December 31, 2022 and 2021, respectively.

38	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The expected future contributions and benefit payments for postretirement benefits follow:

	Employee	Employee	Other
	medical	life	postretirement
	payments	insurance	benefits
Year:
2024	$1,215,709	203,049	3,872,810
2025	1,255,288	219,973	4,702,057
2026	1,297,298	237,610	4,069,101
2027	1,314,748	257,108	3,957,817
2028	1,368,856	277,214	3,903,253
2029–2033	7,673,935	1,684,255	10,341,249

Beginning January 1, 2009, prescription drug coverage was eliminated from the postretirement medical benefit plan for Medicare eligible retirees. Medicare eligible retirees are encouraged to sign up for Medicare Part D. The postretirement premium for Medicare eligible retirees was reduced appropriately. The gross benefit payments for all retirees (including prescription drug benefits) paid in fiscal 2022 and fiscal 2021 was $797,252 and $947,872, respectively. No amounts of subsidies were received in fiscal 2022 nor are any amounts expected to be received in fiscal 2023.

39	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(9)	Federal Income Taxes

The net deferred tax asset at December 31, 2022 and 2021, and the change is comprised of the following components:

	2022
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$299,559,065	16,842,429	316,401,494
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	299,559,065	16,842,429	316,401,494
(d) Deferred tax assets nonadmitted	89,714,750	—	89,714,750
(e) Subtotal net admitted deferred tax asset	209,844,315	16,842,429	226,686,744
(f) Deferred tax liabilities	93,337,715	78,256,455	171,594,170
(g) Net admitted deferred tax asset (net deferred tax liability)	$116,506,600	(61,414,026)	55,092,574

	2021
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$294,210,465	17,470,750	311,681,215
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	294,210,465	17,470,750	311,681,215
(d) Deferred tax assets nonadmitted	44,748,483	—	44,748,483
(e) Subtotal net admitted deferred tax asset	249,461,982	17,470,750	266,932,732
(f) Deferred tax liabilities	95,252,883	113,293,884	208,546,767
(g) Net admitted deferred tax asset (net deferred tax liability)	$154,209,099	(95,823,134)	58,385,965

	Change
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$5,348,600	(628,321)	4,720,279
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	5,348,600	(628,321)	4,720,279
(d) Deferred tax assets nonadmitted	44,966,267	—	44,966,267
(e) Subtotal net admitted deferred tax asset	(39,617,667)	(628,321)	(40,245,988)
(f) Deferred tax liabilities	(1,915,168)	(35,037,429)	(36,952,597)
(g) Net admitted deferred tax asset (net deferred tax liability)	$(37,702,499)	34,409,108	(3,293,391)

40	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

Management has reviewed whether a valuation allowance is needed on its gross deferred tax assets reported above. Management believes that for years 2023–2025, it is more likely than not that the results of operations will generate sufficient ordinary taxable income to realize its deferred tax assets on noncapital items. Sufficient ordinary taxable income is also projected beyond 2025 to substantiate the ordinary deferred tax assets likely to be realized in those periods. For capital items, the Company has adequate taxable capital gains available in its invested assets portfolio to allow for the realization of capital deferred tax assets. The Company has also historically generated significant capital gains that could be used for future capital loss carrybacks arising from the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101 for 2022 and 2021, and the change is comprised of the following components:

	2022
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	55,092,574	—	55,092,574
i. Adjusted gross DTAs expected to be realized following the balance sheet date	55,092,574	—	55,092,574
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	459,906,681
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	154,751,741	16,842,429	171,594,170
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$209,844,315	16,842,429	226,686,744

	2021
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	1,775,482	1,775,482
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	56,610,484	—	56,610,484
i. Adjusted gross DTAs expected to be realized following the balance sheet date	56,610,484	—	56,610,484
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	452,018,790
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	192,851,498	15,695,268	208,546,766
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$249,461,982	17,470,750	266,932,732

41	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

	Change
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	(1,775,482)	(1,775,482)
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	(1,517,910)	—	(1,517,910)
i. Adjusted gross DTAs expected to be realized following the balance sheet date	(1,517,910)	—	(1,517,910)
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	7,887,891
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	(38,099,757)	1,147,161	(36,952,596)
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$(39,617,667)	(628,321)	(40,245,988)

Ratios used for threshold limitation in SSAP 101, paragraph 11.b.ii:

	2022	2021
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,353%	1,381%
(b) Adjusted capital and surplus used to determine the threshold limitation amount	$3,066,044,537	3,013,458,600

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2022	2021	Change
Total deferred tax assets	$316,401,494	311,681,215	4,720,279
Total deferred tax liabilities	171,594,170	208,546,767	(36,952,597)
Net deferred tax asset/liability	144,807,324	103,134,448	41,672,876
Tax effect of unrealized gains/(losses)	(75,376,590)	(109,624,499)	34,247,909
Change in net deferred income tax (without tax on unrealized gains and losses)	$220,183,914	212,758,947	7,424,967

42	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The main components of deferred taxes as of December 31, 2022 and 2021 and changes are as follows:

	2022
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$189,201,042	—	189,201,042
Deferred acquisition costs	81,928,377	—	81,928,377
Partnerships	—	13,215,993	13,215,993
Policyholder dividends	6,184,169	—	6,184,169
Other employee benefits	11,748,449	—	11,748,449
Pension accrual		—	—
Asset impairments		3,486,969	3,486,969
Nonadmitted assets	9,382,400		9,382,400
Other	1,114,628	139,467	1,254,095
Total deferred tax assets	299,559,065	16,842,429	316,401,494
Nonadmitted deferred tax assets	(89,714,750)	—	(89,714,750)
Admitted deferred tax assets	209,844,315	16,842,429	226,686,744
Deferred tax liabilities:
Premiums deferred and uncollected	(73,809,766)	—	(73,809,766)
Life reserves	(10,762,143)	—	(10,762,143)
Accrual of discount on bonds	(6,293,609)	—	(6,293,609)
Asset conversions	—	(1,920,959)	(1,920,959)
Depreciation differences	(2,169,407)	—	(2,169,407)
Unrealized investment gains	—	(75,376,589)	(75,376,589)
Other	(302,790)	(958,907)	(1,261,697)
Total deferred tax liabilities	(93,337,715)	(78,256,455)	(171,594,170)
Net admitted deferred tax assets	$116,506,600	(61,414,026)	55,092,574

43	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

	2021
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$187,917,986	—	187,917,986
Deferred acquisition costs	75,528,980	—	75,528,980
Partnerships	—	12,275,980	12,275,980
Policyholder dividends	5,740,614	—	5,740,614
Other employee benefits	17,418,109	—	17,418,109
Pension accrual	—	—	—
Asset impairments	—	4,371,419	4,371,419
Nonadmitted assets	7,083,299	557,884	7,641,183
Other	521,477	265,467	786,944
Total deferred tax assets	294,210,465	17,470,750	311,681,215
Nonadmitted deferred tax assets	(44,748,483)	—	(44,748,483)
Admitted deferred tax assets	249,461,982	17,470,750	266,932,732
Deferred tax liabilities:
Premiums deferred and uncollected	(70,429,878)	—	(70,429,878)
Life reserves	(14,349,523)	—	(14,349,523)
Accrual of discount on bonds	(5,489,451)	—	(5,489,451)
Asset conversions	—	(2,068,973)	(2,068,973)
Depreciation differences	(2,077,537)	—	(2,077,537)
Unrealized investment gains	—	(109,624,498)	(109,624,498)
Other	(2,906,494)	(1,600,413)	(4,506,907)
Total deferred tax liabilities	(95,252,883)	(113,293,884)	(208,546,767)
Net admitted deferred tax assets	$154,209,099	(95,823,134)	58,385,965

44	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

	Change
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$1,283,056	—	1,283,056
Deferred acquisition costs	6,399,397	—	6,399,397
Partnerships	—	940,013	940,013
Policyholder dividends	443,555	—	443,555
Other employee benefits	(5,669,660)	—	(5,669,660)
Pension accrual	—	—	—
Asset impairments	—	(884,450)	(884,450)
Nonadmitted assets	2,299,101	(557,884)	1,741,217
Other	593,151	(126,000)	467,151
Total deferred tax assets	5,348,600	(628,321)	4,720,279
Nonadmitted deferred tax assets	(44,966,267)	—	(44,966,267)
Admitted deferred tax assets	(39,617,667)	(628,321)	(40,245,988)
Deferred tax liabilities:
Premiums deferred and uncollected	(3,379,888)	—	(3,379,888)
Life reserves	3,587,380	—	3,587,380
Accrual of discount on bonds	(804,158)	—	(804,158)
Asset conversions	—	148,014	148,014
Depreciation differences	(91,870)	—	(91,870)
Unrealized investment gains	—	34,247,909	34,247,909
Other	2,603,704	641,506	3,245,210
Total deferred tax liabilities	1,915,168	35,037,429	36,952,597
Net admitted deferred tax assets	$(37,702,499)	34,409,108	(3,293,391)

As of December 31, 2022 and 2021, there were no tax credit carryforwards or operating losses available for tax purposes.

45	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The differences between income tax expense on the statutory statements of earnings and the amounts completed by applying the federal income tax rate to earnings before federal income taxes are listed below.

	2022		2021
	Amount	Percentage	Amount	Percentage
Current income taxes incurred:
Operations	$39,950,000	23.0%	$24,500,000	11.7%
Realized investment gains (losses)	145,088	0.1	15,173,306	7.2
Current income taxes incurred	40,095,088	23.1	39,673,306	18.9
Change in deferred income tax (without tax on unrealized gains and losses):	(7,424,967)	(4.3)	(6,194,422)	(2.9)
Total income tax reported	$32,670,121	18.8%	$33,478,884	16.0%
Income taxes computed at statutory rate:
Operations	$38,423,690		$34,740,980
Realized investment gains (losses)	(1,925,092)		9,356,844
Income tax including capital gains/losses	36,498,598	21.0%	44,097,824	21.0%
Adjustments to income tax:
Tax-exempt interest	(1,548,707)	(0.9)	(1,756,722)	(0.8)
Dividends received deduction	(737,683)	(0.4)	(626,348)	(0.3)
Amortization of IMR	745,163	0.4	(138,549)	(0.1)
Nondeductible expenses	2,663,732	1.5	1,458,673	0.7
Foreign tax withheld	48,300	—	73,500	—
Other adjustments on investments	(9,153)	—	(379,050)	(0.2)
Adjustment of prior year’s income taxes:
Under/(over) accrual of PY taxes	(1,081,474)	(0.6)	(243,178)	(0.1)
Investment in bonds	645,986	0.4	(45,476)	—
Investment in partnerships	(118,019)	(0.1)	(120,089)	(0.1)
Other adjustments	34,848	—	16,585	—
Adjustment for pension/other benefits	4,191,111	2.4	5,996,811	2.9
Nonadmitted assets	(2,380,651)	(1.4)	(4,981,229)	(2.4)
Tax credits	(6,281,930)	(3.5)	(9,873,868)	(4.6)
Total income tax reported	$32,670,121	18.8%	$33,478,884	16.0%

In August 2007, the Internal Revenue Service (IRS) issued Revenue Ruling 2007-54, which would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (DRD) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61, which also announced the IRS’ intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, this is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2022 and 2021, the Company estimated an income tax benefit of $6,244 and $11,910, respectively, related to the separate account DRD.

46	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The Company files income tax returns in the U.S. federal jurisdiction and the states of Florida, Louisiana, Mississippi and Montana. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for 2015 and earlier tax years. If the Company incurs interest and penalties on income taxes, they are recognized as a component within income taxes.

As of December 31, 2022 and 2021, the Company had no unrecognized deferred tax liabilities. The Company does not expect that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

47	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(10)	Commitments

(a)	Litigation

The Company and other parties are involved in various other litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $8,202 and $19,019 to various state guaranty associations during 2022 and 2021, respectively. The Company has recorded a liability related to guaranty fund assessments of $1,336,811 and $33,338 at December 31, 2022 and 2021, respectively. These liabilities are included as taxes, other than federal income taxes in the statutory statements of admitted assets, liabilities and stockholders’ equity. The Company may use the assessments to offset future premium taxes.

(c)	Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $1,560,000 in 2022 and $1,365,000 in 2021. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2022 are not significant.

(d)	Loan and Equity Commitments

The Company has commitments to extend credit and to make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and to make equity investments aggregated to approximately $649,297,000 at December 31, 2022.

48	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(11)	Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

A summary of reinsurance activity, all with unrelated parties, follows:

	2022	2021
At December 31:
Ceded life insurance in force	$45,047,704,424	42,626,274,150
Reserve credits for life insurance	112,555,815	107,355,528
Ceded health insurance in force:
Disability insurance (monthly benefit)	2,529,990	2,818,571
Long-term care insurance (daily benefit)	1,295,759	1,352,467
Reserve credits for health insurance	411,768,202	406,504,407
For the year ended December 31:
Premiums ceded	$59,963,781	55,515,390
Commissions and reinsurance expenses allowances	3,322,187	3,334,348
Claims ceded	64,543,450	70,966,032

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12)	Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2022 and 2021.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders. The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus.

49	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

In addition to the statutory restrictions on dividend distributions, the Company is further restricted by its Articles of Association. Article VII states that No cash dividend shall be paid on the Common Stock in any calendar year unless the capital, surplus and contingency reserves of the corporation shall equal or exceed seven percent (7%) of all other liabilities, with some adjustments for investment transaction reserves, separate account business, and the liability for policy dividends not yet apportioned. Further, the articles state, In addition to the foregoing limitation on the payment of cash dividends on the Common Stock, no cash dividends shall be paid in excess of ten percent (10%) of the profits of the corporation in any calendar year or in excess of seventy-five cents (0.75) for each One Thousand Dollars ($1,000.00) of insurance in force in any calendar year, whichever is the greater. Also, In addition to all other limitations upon the payment of dividends, and except as otherwise provided herein, the corporation shall not declare dividends upon its Common Stock or participating dividends to policyholders except with the approval of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Common Stock.

Dividend distributions are also restricted by the Company’s Bylaws. Article II, Section 6 of the Bylaws of the Company states, In addition to the usual rights and powers of stockholders, as provided in the articles of association of the corporation and by law, the approval of the holders of seventy-five percent (75%) of all issued and outstanding Common Stock of the corporation shall be required to authorize the payment of dividends upon the capital stock of the corporation or participating dividends to policyholders.

At its regularly scheduled meeting on February 22, 2022, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $21,200,000 to be paid on February 22, 2022 to the ten shareholders of record at February 22, 2022. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

At its regularly scheduled meeting on February 16, 2021, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $16,700,000 to be paid on February 17, 2021 to the ten shareholders of record at February 16, 2021. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

Unassigned surplus funds are held for the benefit of stockholders. Total unassigned surplus was $3,123,034,363 and $3,072,402,403 at December 31, 2022 and December 31, 2021, respectively.

(13)	Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $220,212 in 2022 and $213,615 in 2021. Reserves for separate accounts with the assets at fair value were $7,572,534 and $10,056,701, at December 31, 2022 and 2021, respectively. The separate accounts had expense allowances in the amount of $210 and $255 at December 31, 2022 and 2021, respectively.

50	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(14)	Fair Value Measurements

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

51	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(a)	Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Given the Company’s investment asset strategy, a relatively small portion of the Company’s investment assets are measured at fair value. The following tables provide information as of December 31, 2022 and 2021 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$71,091,710	620,723	—	71,712,433
Common stocks	688,349,649	113,867,206	33,381,380	835,598,235
Perpetual preferred stocks	—	24,751,809	10,143,760	34,895,569
Separate account assets	—	7,572,744	—	7,572,744
Cash equivalents	48,170,168	—	—	48,170,168
Derivative assets	—	10,146	—	10,146
Total assets at fair value	$807,611,527	146,822,628	43,525,140	997,959,295
Liabilities at fair value:
Derivative liabilities	—	12,222	—	12,222
Separate account liabilities	$—	7,572,744	—	7,572,744
Total liabilities at fair value	$—	7,584,966	—	7,584,966

	December 31, 2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$97,995,045	28,718,576	—	126,713,621
Common stocks	768,727,502	226,033,094	34,816,215	1,029,576,811
Perpetual preferred stocks	—	33,491,309	5,441,599	38,932,908
Separate account assets	—	10,056,956	—	10,056,956
Cash equivalents	48,525,402	—	—	48,525,402
Total assets at fair value	$915,247,949	298,299,935	40,257,814	1,253,805,698
Liabilities at fair value:
Separate account liabilities	$—	10,056,956	—	10,056,956
Total liabilities at fair value	$—	10,056,956	—	10,056,956

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

52	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(b)	Level 1 Financial Assets and Liabilities

The Level 1 financial assets include actively traded exchange-listed equity securities, exchange traded bond mutual funds, and all cash equivalents.

(c)	Level 2 Financial Assets and Liabilities

Bonds, such as co-investments and bank loans, and preferred stocks within the fair value hierarchy of Level 2 are those which are less liquid and rely on the observable trading levels of comparable securities as inputs to determine fair value. Common stocks within the fair value hierarchy of Level 2 are mutual funds and are based on net asset value calculated by the fund manager, which is used as the basis for current transactions. The mutual funds are not considered Level 1 as they are not traded in the open market. The Company has separate account financial assets and liabilities (divided into Subaccount Funds) that are managed and priced by external investment fund managers. As of December 31, 2022 and 2021, the separate account investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by each Fund and is derived by the fair value of the Fund’s underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the separate accounts sell and redeem shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with SSAP No. 100R differs from the characterization of an investment in the Fund.

(d)	Level 3 Financial Assets and Liabilities

The Company’s preferred stock within the fair value hierarchy of Level 3 is valued by a third party general partner whose limited partnership also owns shares. The price is based primarily on unobservable inputs. The Company also classifies privately placed equity securities in Level 3. Fair values are derived principally using unobservable inputs as there is little, if any, relevant market data.

53	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(e)	Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified in Level 3 for 2021 and 2022. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

Balance at December 31, 2020	$30,850,380
Total gains or losses (realized/unrealized):
Included in net income	4,995,699
Included in surplus	3,596,791
Purchases, issuances and settlements	(744,597)
Transfers in (out) of Level 3	1,559,541
Balance at December 31, 2021	40,257,814
Total gains or losses (realized/unrealized):
Included in net income	(34,510)
Included in surplus	(1,699,258)
Purchases, issuances and settlements	—
Transfers in (out) of Level 3	5,001,094
Balance at December 31, 2022	$43,525,140
Total gains (losses) included in income attributable to instruments held at the reporting date	$—

Realized gains/losses on sales or impairment of equity securities are included in net income, and changes in unrealized gains/losses have been included in surplus.

Reclassifications impacting Level 3 financial instruments are reported as transfers in (out) of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore, gains and losses in income only reflect activity for the period the instrument was classified in Level 3.

(f)	Financial Instruments Not Carried at Fair Value

SSAP No. 100R, Fair Value Measurements, requires additional disclosures of fair value information of financial instruments. The following include disclosures for the other financial instruments not carried at fair value and not included in the above disclosure.

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not intend to dispose of or liquidate such instruments prior to maturity.

54	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

The carrying amounts of cash, accounts receivable, and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

The carrying amounts and fair values of the Company’s debt securities and preferred stocks are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt securities and preferred stocks, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage loans was determined on a loan-by-loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The fair value of notes payable was determined using the current market loan rate from the Federal Home Loan Bank. The carrying amount and fair value of the Company’s investments in mortgage loans and notes payable at December 31, 2022 and 2021 follow:

	2022		2021
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Commercial mortgages	$1,943,867,357	1,730,866,402	1,950,410,674	1,943,986,663
Residential mortgages	1,831,745	1,831,745	2,040,426	2,040,426
	$1,945,699,102	1,732,698,147	1,952,451,100	1,946,027,089
Notes payable	$180,834,210	162,599,104	190,853,892	191,475,055

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 3.6%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

55	(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(g)	Fair Value of all Financial Instruments

The aggregate fair value of all financial instruments as of December 31, 2022 is presented in the table below:

Type of financial	Aggregate	Admitted
instrument	fair value	value	Level 1	Level 2	Level 3
Bonds	$9,518,726,930	10,410,052,514	136,767,585	9,371,632,283	10,327,062
Cash equivalents	48,170,168	48,170,168	48,170,168	—	—
Common stock	205,936,857	205,936,857	172,555,477	—	33,381,380
Mutual funds	629,661,378	629,661,378	515,794,172	113,867,206	—
Preferred stock	35,221,969	35,295,568	—	25,078,209	10,143,760
Mortgage loans	1,732,698,147	1,945,699,102	—	1,732,698,147	—
Derivative investments (net)	(2,076)	(2,076)	—	(2,076)	—

The aggregate fair value of all financial instruments as of December 31, 2021 is presented in the table below:

Type of financial	Aggregate	Admitted
instrument	fair value	value	Level 1	Level 2	Level 3
Bonds	$11,052,397,859	10,391,615,625	247,506,814	10,797,506,329	7,384,716
Cash equivalents	48,525,402	48,525,402	48,525,402	—	—
Common stock	265,390,144	265,390,144	218,843,972	11,729,957	34,816,215
Mutual funds	764,186,667	764,186,667	549,883,532	214,303,135	—
Preferred stock	39,929,408	39,932,818	—	34,487,809	5,441,599
Mortgage loans	1,946,027,089	1,952,451,100	—	1,946,027,089	—

The Company does not have any financial instruments held at 2022 or 2021 that are considered not practicable to estimate fair value.

56	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2022

Investment income earned:
U.S. government bonds	$11,279,052
Other bonds (unaffiliated)	390,319,620
Preferred stocks (unaffiliated)	1,302,062
Common stocks (unaffiliated)	24,471,621
Mortgage loans	69,733,110
Real estate	3,061,752
Premium notes, policy loans and liens	42,442,569
Cash, cash equivalents and short-term investments	946,373
Derivative instruments	(21,996)
Other invested assets	39,789,325
Aggregate write-ins for investment income	982,482
Gross investment income	$584,305,970
Real estate owned – book value less encumbrances	$19,701,518
Mortgage loans – book value:
Residential mortgages	$1,831,745
Commercial mortgages	1,943,867,357
Total mortgage loans	$1,945,699,102
Mortgage loans by standing – book value:
Good standing	$1,945,699,102
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—
Other long-term assets – statement value	$1,179,868,851
Policy loans	$587,826,584
Bonds and stocks of parents, subsidiaries and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	—
Bonds, short-term investments, and cash equivalents by maturity – statement value:
Due within one year or less	$801,767,665
Over 1 year through 5 years	3,691,299,074
Over 5 years through 10 years	3,604,917,712
Over 10 years through 20 years	1,940,006,036
Over 20 years	420,232,195
Total by maturity	$10,458,222,682

57	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2022

Bonds, short-term investments, and cash equivalents by class – statement value:
Class 1	$6,008,828,931
Class 2	3,995,032,084
Class 3	306,534,410
Class 4	49,957,283
Class 5	97,335,311
Class 6	534,663
Total by class	$10,458,222,682
Total bonds, short-term investments and cash equivalents, publicly traded	$6,829,553,290
Total bonds, short-term investments and cash equivalents, privately placed	3,628,669,392
Preferred stocks – statement value	35,295,568
Common stocks (unaffiliated) – fair value	835,598,235
Short-term investments – book value	—
Cash equivalents – book value	48,170,168
Options, caps and floors owned – statement value	—
Options, caps and floors written and in force – statement value	—
Collar, swap and forward agreements open – statement value	—
Futures contracts open – current value	—
Cash on deposit	85,875,393
Life insurance in force:
Industrial	$—
Ordinary	190,858,930,000
Credit life	—
Group life	2,124,821,000

Amount of accidental death insurance in force under ordinary policies	$487,150,000

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	29,368,749,000
Credit life	—
Group life	2,124,797,000

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$4,620,013
Income payable	19,198,503

Ordinary – involving life contingencies:
Income payable	$24,190,787
Group – not involving life contingencies:
Amount on deposit	$—
Income payable	—

Group – involving life contingencies:
Income payable	$—

58	(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2022

Annuities:
Ordinary:
Immediate – amount of income payable	$16,526,177
Deferred – fully paid account balance	484,895,426
Deferred – not fully paid – account balance	2,179,206,594
Group:
Amount of income payable	$81,360
Fully paid account balance	—
Not fully paid – account balance	45,974,021
Accident and health insurance – premiums in force:
Other	$25,005,664
Group	3,357,467
Credit	—
Deposit funds and dividend accumulations:
Deposit funds – account balance	$483,695,539
Dividend accumulations – account balance	217,473,125
Claim payments 2022
Group accident and health – year ended December 31, 2022:
2022	$31,000
2021	234,000
2020	97,000
2019	91,000
2018	66,000
Prior	368,000
Other accident and health – year ended December 31, 2022:
2022	$1,861,000
2021	1,485,000
2020	1,169,000
2019	887,000
2018	642,000
Prior	1,959,000

See accompanying independent auditors’ report.

59	(Continued)

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2022

(In thousands)

			Admitted assets as
			reported in the
Investment categories	Gross investment holdings		annual statement
Long-term bonds (Schedule D Part 1):
U.S. governments	$522,045	3.443%	$522,045	3.446%
All other governments	38,459	0.254	38,459	0.254
U.S. states, territories and possessions, etc. guaranteed	27,805	0.183	27,805	0.184
U.S. political subdivisions of states, territories and possessions	234,009	1.543	234,009	1.545
U.S. special revenue and special assessment obligations	1,788,967	11.798	1,788,967	11.808
Industrial and miscellaneous	7,681,711	50.661	7,681,711	50.701
Hybrid securities	42,129	0.278	42,129	0.278
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	71,092	0.469	71,092	0.469
Bank loans	1,336	0.009	1,336
Certificates of Deposit	2,500	0.016	2,500	0.017
Total long-term bonds	10,410,053	68.654	10,410,053	68.709
Preferred stocks (Schedule D, Part 2, Section 1):
Industrial and miscellaneous (Unaffiliated)	35,296	0.233	35,296	0.233
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	35,296	0.233	35,296	0.233
Common stocks (Schedule D, Part 2, Section 2):
Industrial and miscellaneous Publicly traded (Unaffiliated)	152,698	1.007	152,698	1.008
Industrial and miscellaneous Other (Unaffiliated)	53,239	0.351	53,239	0.351
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual Funds	113,867	0.751	113,867	0.752
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—
Exchange traded funds	515,794	3.402	515,794	3.404
Total common stocks	835,598	5.511	835,598	5.515
Mortgage loans (Schedule B):
Farm mortgages	—	—	—	—
Residential mortgages	1,832	0.012	1,832	0.012
Commercial mortgages	1,943,867	12.820	1,943,867	12.830
Mezzanine real estate loans	—	—	—	—
Total mortgages loans	1,945,699	12.832	1,945,699	12.842
Real estate (Schedule A)
Properties occupied by company	18,613	0.123	18,613	0.123
Properties held for production of income	1,089	0.007	1,089	0.007
Properties held for sale	—	—	—	—
Total real estate	19,702	0.130	19,702	0.130
Cash, cash equivalents and short-term investments:
Cash (Schedule E, Part 1)	85,881	0.566	85,881	0.567
Cash equivalents (Schedule E, Part 2)	48,170	0.318	48,170	0.318
Short-term investments (Schedule DA)	—	—	—	—
Total cash, cash equivalents and short-term investment	134,051	0.884	134,051	0.885
Contract loans	587,827	3.877	587,827	3.880
Derivatives (Schedule DB)	—	—	—	—
Other invested assets (Schedule BA)	1,192,059	7.862	1,179,868	7.787
Receivables for securities	2,800	0.018	2,800	0.018
Securities Lending (Schedule DL, Part 1)	—	—	—	—
Other invested assets (Page 2, Line 11)	—	—	—	—
Total invested assets	$15,163,085	100.000%	$15,150,894	100.000%

See accompanying independent auditors’ report.

60	(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2022

(In thousands)

1)	Total admitted assets (excluding separate account assets):	$15,769,411

2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Description of exposure	Amount	Percentage
Duke Energy Corporation	Indust. & Misc. - Issuer Obligations	$76,859	0.5%
WEC Energy Group, Inc.	Indust. & Misc. - Issuer Obligations	72,353	0.5
Entergy Corporation	Indust. & Misc. - Issuer Obligations	66,536	0.4
Sempra	Indust. & Misc. - Issuer Obligations	61,967	0.4
NextEra Energy, Inc.	Indust. & Misc. - Issuer Obligations; Hybrid Securities - Issuer Obligations	61,510	0.4
FirstEnergy Corp.	Indust. & Misc. - Issuer Obligations	55,430	0.4
Berkshire Hathaway Inc.	Indust. & Misc. - Issuer Obligations	54,489	0.3
Exelon Corporation	Indust. & Misc. - Issuer Obligations	51,967	0.3
Wells Fargo & Company	Indust. & Misc. - Issuer Obligations; Hybrid Securities - Issuer Obligations	51,514	0.3
Anheuser-Busch InBev SA/NV	Indust. & Misc. - Issuer Obligations	50,257	0.3

3)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage	Stocks	Amount	Percentage
NAIC-1	$5,960,659	37.8%	P/RP-1	$988	N/M	%
NAIC-2	3,995,032	25.3	P/RP-2	18,811	0.1
NAIC-3	306,534	1.9	P/RP-3	5,353	—
NAIC-4	49,957	0.3	P/RP-4	—	—
NAIC-5	97,335	0.6	P/RP-5	10,144	0.1
NAIC-6	535	N/M	P/RP-6	—	—

4)	Admitted assets held in foreign investments:

	Amount	Percentage
Total admitted assets held in foreign investments	$1,188,137	7.5%
Foreign-currency denominated investments	—	—
Insurance liabilities denominated in that same foreign currency	—	—

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$1,082,168	6.9%
Countries rated by NAIC-2	93,286	0.6
Countries rated by NAIC-3 or below	8,682	0.1

6)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country:
Australia	$366,068	2.3%
UK	234,828	1.5
Countries rated NAIC-2:
Country:
Mexico	$54,778	0.3
Panama	14,979	0.1
Countries rated NAIC-3 or below:
Country:
Colombia	$4,396	N/M
Morocco	2,283	N/M

7)	Aggregate unhedged foreign currency exposure:	—	—

8)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$—	—%
Countries rated by NAIC-2	—	—
Countries rated by NAIC-3 or below	—	—

9)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:	$—	—%
Countries rated NAIC-2:	—	—
Countries rated NAIC-3 or below:	—	—

N/M – Not meaningful

See accompanying independent auditors' report.

61	(Continued)

                                    Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2022

(In thousands)

10)	Ten largest nonsovereign foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Equinor ASA	1	$30,747	0.2%
Rolls-Royce Holdings Plc	2,3	26,944	0.2
Mitsubishi HC Capital Inc.	2	19,000	0.1
Shell Plc	1	18,710	0.1
AquaSure Holdings Pty Ltd	1	17,000	0.1
Johnson Matthey Plc	1	17,000	0.1
Ferguson Plc	2	16,949	0.1
Enel SpA	2	16,053	0.1
Ryman Healthcare Limited	2	16,000	0.1
Siemens Aktiengesellschaft	2	15,772	0.1

11)	Assets held in Canadian investments total $230,234 or 1.46% of the Company’s total admitted assets.

12)	There were no admitted assets held in investments with contractual sales restrictions.

13)	Ten largest equity interests:

Issuer	Investment category	Amount	Percentage
SPDR S&P 500 ETF	Mutual Funds – Common Stocks	$163,317	1.0%
VANGUARD 500 IDX ETF	Mutual Funds – Common Stocks	103,494	0.7
VANGUARD I HD Y ETF	Mutual Funds – Common Stocks	60,914	0.4
ISHARES:ITL SEL DIV ETF	Mutual Funds – Common Stocks	56,036	0.4
TOUCHSTONE:SDS CP EMG I	Mutual Funds – Common Stocks	47,688	0.3
PIMCO:INCOME INST	Mutual Funds – Common Stocks	44,031	0.3
VANECK:MS WIDE MOAT	Mutual Funds – Common Stocks	40,739	0.3
ISHARES:CORE MSCI EMMKTS	Mutual Funds – Common Stocks	38,500	0.2
Golub Capital Inv Corp BDC Common	Industrial, Misc. – Common Stocks	24,833	0.2
GOLUB CAPITAL BDC ORD	Industrial, Misc. – Common Stocks	22,767	0.1

14)	Assets held in nonaffiliated, privately placed equities total $47,858 or 0.30% of the Company’s total admitted assets.

15)	There were no admitted assets held in general partnership interests.

16)	Ten largest aggregate mortgage interests:

Issuer	Investment category	Amount	Percentage
Sawmill Creek Apartments, LLC	Commercial	$16,807	0.1%
Springs of Royal Oaks Apartments, LLC	Commercial	15,395	0.1
Carriage Crossing Apartments, LLC	Commercial	15,155	0.1
BOP Partnership 2	Commercial	14,874	0.1
Campbell Project Parnters, LLC	Commercial	14,026	0.1
H Capital Partners - Texas LLC	Commercial	13,469	0.1
Brentwood Plaza, LLC	Commercial	13,295	0.1
Lost Hills Office Parnters, LLC	Commercial	13,239	0.1
Coral Springs Trade Center, Ltd.	Commercial	13,000	0.1
Stirling Industrial Park, JV	Commercial	12,931	0.1

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

Loans
Construction loans	$—	—%
Mortgage loans over 90 days past due	—	—
Mortgage loans in the process of foreclosure	—	—
Mortgage loans foreclosed	—	—
Restructured mortgage loans	—	—

N/M – Not meaningful

See accompanying independent auditors' report.

62	(Continued)

                                    Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2022

(In thousands)

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	—	—	—	—	—	—
71% to 80%	413	N/M	—	—	—	—
Below 70%	1,419	N/M	1,943,867	12.3	—	—

18)	There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.

19)	There were no admitted assets held in investments held in mezzanine real estate loans.

20)	Total admitted assets subject to the following types of agreements:

	At year-end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$—	—%	$—	—	—
Repurchase	—	—	—	—	—
Reverse repurchase	—	—	—	—	—
Dollar repurchase	—	—	—	—	—
Dollar reverse repurchase	—	—	—	—	—

21)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	—	$—	—
Income generation	—	—	—	—
Other	—	—	—	—

22)	Potential exposure for collars, swaps and forwards:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

23)	Potential exposure for futures contracts:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

N/M – Not meaningful

See accompanying independent auditors’ report.

63	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

64	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2022

3.	Does Southern Farm Bureau Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has Southern Farm Bureau Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Has the insured
event(s) triggering
contract coverage
Type of contract:	Response:	Identify reinsurance contract(s):	been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

65	(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2022

5.	Has Southern Farm Bureau Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

N/A

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Financial Statements

December 31, 2022 and 2021

(With Report of Independent Registered

Public Accounting Firm Thereon)

KPMG LLP Suite 1100 One Jackson Place 188 East Capitol Street Jackson, MS 39201-2127

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Southern Farm Bureau Life Insurance Company and
Contractholders of Southern Farm Bureau Life Variable Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Southern Farm Bureau Life Variable Life Account (the Separate Account) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes, except for the Fidelity VIP Government Money Market Subaccount (Money Market) for which the statements of operations and changes in net assets is for the period from April 29, 2022 (inception) to December 31, 2022 and the T. Rowe Price Government Money Subaccount (Prime Reserve) for which the statement of operations is for the period from January 1, 2022 to May 6, 2022 (liquidation) and the statements of changes in net assets are for the period from January 1, 2022 to May 6, 2022 (liquidation) and for the year ended December 31, 2021 (collectively, the financial statements) including the financial highlights for each of the years or periods in the five-year period then ended in Note 6. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2006.

Jackson, Mississippi

April 24, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Fidelity VIP Contrafund Subaccount (Contrafund)

Fidelity VIP Growth Subaccount (Growth)

Fidelity VIP High Income Subaccount (High Income)

Fidelity VIP Index 500 Subaccount (Index 500)

Fidelity VIP Mid Cap Subaccount (Mid Cap)

Fidelity VIP Overseas Subaccount (Overseas)

Fidelity VIP Equity-Income Subaccount (Equity-Income)

Fidelity VIP Value Strategies Subaccount (Value Strategies)

Fidelity VIP Dynamic Capital Appreciation Subaccount (Dynamic Capital)

Fidelity VIP Investment Grade Bond Subaccount (Investment Grade Bond)

Fidelity VIP Disciplined Small Cap Subaccount (Disciplined Small Cap)

Fidelity VIP Government Money Market Subaccount (Money Market)

T. Rowe Price Equity Income Subaccount (Equity Income)

T. Rowe Price Mid-Cap Growth Subaccount (Mid-Cap Growth)

T. Rowe Price Personal Strategy Balanced Subaccount (Personal Strategy Balanced)

T. Rowe Price Blue Chip Growth Subaccount (Blue Chip)

T. Rowe Price Limited-Term Bond Subaccount (Limited-Term Bond)

T. Rowe Price Government Money Subaccount (Prime Reserve)

Franklin Income VIP Subaccount (Income Securities)

Franklin Small Cap Value VIP Subaccount (Small Cap Value)

Franklin Small-Mid Cap Growth VIP Subaccount (Small-Mid Cap)

Franklin Mutual Shares VIP Subaccount (Mutual Shares)

Templeton Global Bond VIP Subaccount (Global Income)

Franklin Rising Dividends VIP Subaccount (Rising Dividends)

2

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Assets and Liabilities

December 31, 2022

										Investment
			High				Equity-	Value	Dynamic	Grade	Disciplined	Money
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Bond	Small Cap	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$380,188	280,422	24,898	159,996	492,865	294,989	96,312	19,201	13,654	63,511	3,217	55,146
Liabilities	—	—	—	—	—	—	—	—	—	—	—	—
Net assets	$380,188	280,422	24,898	159,996	492,865	294,989	96,312	19,201	13,654	63,511	3,217	55,146
Investments in shares of mutual funds, at cost	$361,094	290,375	29,814	108,547	511,594	282,996	92,650	17,469	13,249	75,045	3,331	55,146
Shares of mutual funds owned	10,038.34	3,921.66	5,647.22	426.94	15,064.29	13,594.26	4,087.97	1,335.28	995.19	5,880.61	236.21	55,146.35
Accumulation units outstanding	6,777.31	4,486.77	891.76	2,875.11	10,911.24	9,051.71	4,063.59	704.86	406.91	4,668.13	125.05	5,475.44
Accumulation unit value*	$56.10	62.50	27.92	55.65	45.17	32.59	23.70	27.24	33.56	13.61	25.73	10.07

*The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

3	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Assets and Liabilities

December 31, 2022

			Personal
	Equity	Mid-Cap	Strategy		Limited-	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$387,220	51,984	246,220	109,370	139,282	—	86,014	15,788	8,872	1,202	4,969
Liabilities	—	—	—	—	—	—	—	—	—	—	—
Net assets	$387,220	51,984	246,220	109,370	139,282	—	86,014	15,788	8,872	1,202	4,969
Investments in shares of mutual funds, at cost	$391,234	55,741	280,001	107,725	146,891	—	96,933	21,161	10,402	1,494	4,704
Shares of mutual funds owned	14,336.56	2,011.00	13,826.51	3,534.91	30,348.29	—	6,457.48	1,176.47	571.27	91.44	176.32
Accumulation units outstanding	8,803.87	636.14	7,394.12	3,479.73	11,141.70	—	3,250.96	585.26	494.77	93.43	148.05
Accumulation unit value*	$43.98	81.72	33.30	31.43	12.50	18.65	26.46	26.98	17.93	12.87	33.56

*The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

See accompanying notes to financial statements.

4

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Operations

Year or period ended December 31, 2022

										Investment
			High				Equity-	Value	Dynamic	Grade	Disciplined	Money
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Bond	Small Cap	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount*
Income:
Dividends	$2,138	1,909	1,335	2,561	2,561	3,332	1,851	221	45	1,514	27	803
Expenses:
Mortality and expense risk charges	(4,378)	(3,242)	(283)	(1,904)	(5,359)	(3,232)	(995)	(204)	(153)	(679)	(32)	(398)
Net investment income (loss)	(2,240)	(1,333)	1,052	657	(2,798)	100	856	17	(108)	835	(5)	405
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	3,203	3,710	(143)	10,420	(170)	1,124	177	31	28	(98)	3	—
Capital gain distributions from mutual funds	20,135	22,981	—	1,443	33,506	2,838	3,240	912	1,825	3,327	522	—
Total realized gains (losses) on investments	23,338	26,691	(143)	11,863	33,336	3,962	3,417	943	1,853	3,229	525	—
Change in unrealized appreciation (depreciation) of investments	(164,243)	(121,088)	(4,634)	(53,969)	(124,284)	(105,025)	(10,275)	(2,623)	(5,533)	(13,976)	(1,170)	—
Net increase (decrease) in net assets from operations	$(143,145)	(95,730)	(3,725)	(41,449)	(93,746)	(100,963)	(6,002)	(1,663)	(3,788)	(9,912)	(650)	405

*For the period May 3, 2022 to December 31, 2022

5	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Operations

Year or period ended December 31, 2022

			Personal
	Equity	Mid-Cap	Strategy		Limited-	Prime	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Reserve	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount*	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$7,381	—	4,124	—	2,812	10	—	1,065	—	194	—	45
Expenses:
Mortality and expense risk charges	(4,100)	(577)	(2,748)	(1,362)	(1,509)	(216)	—	(903)	(181)	(94)	(11)	(45)
Net investment income (loss)	3,281	(577)	1,376	(1,362)	1,303	(206)	—	162	(181)	100	(11)	—
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	(508)	187	(1,299)	836	(454)	—	—	(324)	(9)	8	(6)	5
Capital gain distributions from mutual funds	20,055	1,625	5,059	5,798	220	—	—	15,301	3,789	988	—	525
Total realized gains (losses) on investments	19,547	1,812	3,760	6,634	(234)	—	—	14,977	3,780	996	(6)	530
Change in unrealized appreciation (depreciation) of investments	(40,605)	(17,360)	(64,252)	(74,939)	(9,443)	—	—	(25,369)	(11,743)	(1,882)	(48)	(1,015)
Net increase (decrease) in net assets from operations	$(17,777)	(16,125)	(59,116)	(69,667)	(8,374)	(206)	—	(10,230)	(8,144)	(786)	(65)	(485)

*January 1, 2022 to May 6, 2022

See accompanying notes to financial statements.

6

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2022 and 2021

	Contrafund		Growth		High Income		Index 500		Mid Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,240)	(4,688)	(1,333)	(3,674)	1,052	1,282	657	425	(2,798)	(2,393)	100	(1,909)
Total realized gains (losses) on investments	23,338	67,729	26,691	77,622	(143)	58	11,863	9,810	33,336	96,808	3,962	34,442
Change in unrealized appreciation (depreciation) of investments	(164,243)	48,767	(121,088)	(5,074)	(4,634)	(370)	(53,969)	37,971	(124,284)	24,327	(105,025)	30,052
Net increase (decrease) in net assets from operations	(143,145)	111,808	(95,730)	68,874	(3,725)	970	(41,449)	48,206	(93,746)	118,742	(100,963)	62,585
Contract transactions:
Transfers of net premiums	20,178	19,909	9,948	9,797	1,690	1,893	9,257	8,361	26,433	27,524	19,208	20,259
Transfers of surrenders and death benefits	(6,130)	(10,224)	—	—	(1,812)	—	(15,584)	(10,497)	(12,644)	(17,359)	(8,449)	(17,527)
Transfers of policy loans, net of repayments	823	2,547	622	1,098	—	—	(210)	(193)	630	1,874	260	722
Transfers of administrative charges	(23,311)	(22,412)	(15,567)	(14,491)	(1,419)	(1,376)	(11,016)	(10,306)	(28,099)	(25,712)	(13,037)	(13,369)
Transfers between subaccounts, including the Declared Interest Option account	1,761	—	828	162	—	(649)	—	—	1,357	92	600	115
Net increase (decrease) in net assets from contract transactions	(6,679)	(10,180)	(4,169)	(3,434)	(1,541)	(132)	(17,553)	(12,635)	(12,323)	(13,581)	(1,418)	(9,800)
Total increase (decrease) in net assets	(149,824)	101,628	(99,899)	65,440	(5,266)	838	(59,002)	35,571	(106,069)	105,161	(102,381)	52,785
Net assets at beginning of year	530,012	428,384	380,321	314,881	30,164	29,326	218,998	183,427	598,934	493,773	397,370	344,585
Net assets at end of year	$380,188	530,012	280,422	380,321	24,898	30,164	159,996	218,998	492,865	598,934	294,989	397,370

7	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2022 and 2021

	Equity-Income		Value Strategies		Dynamic Capital		Investment Grade Bond		Disciplined Small Cap		Money Market
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022*
Increase (decrease) in net assets from operations:
Net investment income (loss)	$856	827	17	100	(108)	(101)	835	705	(5)	(20)	405
Total realized gains (losses) on investments	3,417	10,876	943	1,685	1,853	1,493	3,229	2,094	525	68	—
Change in unrealized appreciation (depreciation) of investments	(10,275)	7,357	(2,623)	3,267	(5,533)	1,915	(13,976)	(3,940)	(1,170)	474	—
Net increase (decrease) in net assets from operations	(6,002)	19,060	(1,663)	5,052	(3,788)	3,307	(9,912)	(1,141)	(650)	522	405
Contract transactions:
Transfers of net premiums	4,335	4,280	250	250	114	114	4,970	4,928	662	197	7,002
Transfers of surrenders and death benefits	—	(214)	—	—	—	—	—	(169)	—	—	(7,342)
Transfers of policy loans, net of repayments	(147)	—	—	—	(10)	(9)	(119)	—	(5)	(5)	(126)
Transfers of administrative charges	(2,777)	(2,183)	(182)	(163)	(125)	(132)	(1,898)	(1,690)	(100)	(75)	(5,201)
Transfers between subaccounts, including the Declared Interest Option account	—	(881)		—	—	—	—	(1,706)	—	—	60,408
Net increase (decrease) in net assets from contract transactions	1,411	1,002	68	87	(21)	(27)	2,953	1,363	557	117	54,741
Total increase (decrease) in net assets	(4,591)	20,062	(1,595)	5,139	(3,809)	3,280	(6,959)	222	(93)	639	55,146
Net assets at beginning of year	100,903	80,841	20,796	15,657	17,463	14,183	70,470	70,248	3,310	2,671	—
Net assets at end of year	$96,312	100,903	19,201	20,796	13,654	17,463	63,511	70,470	3,217	3,310	55,146

*For the period May 3, 2022 to December 31, 2022

8	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2022 and 2021

	Equity Income		Mid-Cap Growth		Personal Strategy Balanced		Blue Chip		Limited-Term Bond		Prime Reserve
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022*	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,281	2,047	(577)	(691)	1,376	(206)	(1,362)	(1,753)	1,303	429	(206)	(637)
Total realized gains (losses) on investments	19,547	29,808	1,812	7,637	3,760	31,723	6,634	21,277	(234)	1,025	—	—
Change in unrealized appreciation (depreciation) of investments	(40,605)	49,831	(17,360)	1,416	(64,252)	(5,974)	(74,939)	5,416	(9,443)	(2,833)	—	—
Net increase (decrease) in net assets from operations	(17,777)	81,686	(16,125)	8,362	(59,116)	25,543	(69,667)	24,940	(8,374)	(1,379)	(206)	(637)
Contract transactions:
Transfers of net premiums	19,328	21,160	2,391	2,391	16,023	17,126	4,922	4,399	14,942	14,520	2,766	6,653
Transfers of surrenders and death benefits	(4,833)	(12,077)	—	—	(7,349)	(14,462)	—	(242)	(8,402)	(163)	—	(155)
Transfers of policy loans, net of repayments	1,001	3,191	(107)	(107)	1,466	3,895	(111)	—	(189)	(61)	—	(36)
Transfers of administrative charges	(24,219)	(20,010)	(3,228)	(3,119)	(15,014)	(14,539)	(3,334)	(3,477)	(9,170)	(7,904)	(2,825)	(7,385)
Transfers between subaccounts, including the Declared Interest Option account	2,202	—	—	—	2,677	92	—	(1,451)	—	(1,596)	(60,407)	(581)
Net increase (decrease) in net assets from contract transactions	(6,521)	(7,736)	(944)	(835)	(2,197)	(7,888)	1,477	(771)	(2,819)	4,796	(60,466)	(1,504)
Total increase (decrease) in net assets	(24,298)	73,950	(17,069)	7,527	(61,313)	17,655	(68,190)	24,169	(11,193)	3,417	(60,672)	(2,141)
Net assets at beginning of year	411,518	337,568	69,053	61,526	307,533	289,878	177,560	153,391	150,475	147,058	60,672	62,813
Net assets at end of year	$387,220	411,518	51,984	69,053	246,220	307,533	109,370	177,560	139,282	150,475	—	60,672

*Liquidated on May 6, 2022

9	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years or periods ended December 31, 2022 and 2021

	Income Securities		Small Cap Value		Small-Mid Cap		Mutual Shares		Global Income		Rising Dividends
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	—	162	82	(181)	(245)	100	190	(11)	(11)	—	—
Total realized gains (losses) on investments	—	—	14,977	2,235	3,780	2,545	996	24	(6)	(5)	530	131
Change in unrealized appreciation (depreciation) of investments	—	—	(25,369)	16,077	(11,743)	(320)	(1,882)	1,281	(48)	(49)	(1,015)	778
Net increase (decrease) in net assets from operations	—	—	(10,230)	18,394	(8,144)	1,980	(786)	1,495	(65)	(65)	(485)	909
Contract transactions:
Transfers of net premiums	—	—	3,788	3,748	349	367	69	67	89	89	1,070	141
Transfers of surrenders and death benefits	—	—	—	(230)	—	(256)	—	—	—	—	—	—
Transfers of policy loans, net of repayments	—	—	(105)	(4)	(5)	(6)	—	—	—	—	—	—
Transfers of administrative charges	—	—	(2,416)	(2,071)	(175)	(232)	(78)	(75)	(8)	(7)	(104)	(44)
Transfers between subaccounts, including the Declared Interest Option account	—	—	—	—	—	—		—	—	—	—	—
Net increase (decrease) in net assets from contract transactions	—	—	1,267	1,443	169	(127)	(9)	(8)	81	82	966	97
Total increase (decrease) in net assets	—	—	(8,963)	19,837	(7,975)	1,853	(795)	1,487	16	17	481	1,006
Net assets at beginning of year	—	—	94,977	75,140	23,763	21,910	9,667	8,180	1,186	1,169	4,488	3,482
Net assets at end of year	$—	—	86,014	94,977	15,788	23,763	8,872	9,667	1,202	1,186	4,969	4,488

See accompanying notes to financial statements.

10

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

(1)	Organization and Significant Accounting Policies

(a)	Organization

Southern Farm Bureau Life Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable life insurance policies issued by the Company. The Account commenced operations on August 1, 2002.

At the direction of eligible policy owners, the Account currently invests in 23 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests exclusively in shares of
Fidelity Variable Insurance Products Funds:
Fidelity VIP Contrafund (Contrafund)	VIP Contrafund Portfolio (Initial Class)
Fidelity VIP Growth (Growth)	VIP Growth Portfolio (Initial Class)
Fidelity VIP High Income (High Income)	VIP High Income Portfolio (Initial Class)
Fidelity VIP Index 500 (Index 500)	VIP Index 500 Portfolio (Initial Class)
Fidelity VIP Mid Cap (Mid Cap)	VIP Mid Cap Portfolio (Initial Class)
Fidelity VIP Overseas (Overseas)	VIP Overseas Portfolio (Initial Class)
Fidelity VIP Equity-Income (Equity-Income)	VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Value Strategies (Value Strategies)	VIP Value Strategies Portfolio (Initial Class)
Fidelity VIP Dynamic Capital Appreciation (Dynamic Capital)	VIP Dynamic Capital Appreciation Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond (Investment Grade Bond)	VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Disciplined Small Cap (Disciplined Small Cap)	VIP Disciplined Small Cap Portfolio (Initial Class)
Fidelity VIP Government Money Market (Money Market)*	VIP Government Money Market Portflio (Initial Class)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income (Equity Income)	Equity Income Portfolio
T. Rowe Price Mid-Cap Growth (Mid-Cap Growth)	Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio	Moderate Allocation Portfolio
(Personal Strategy Balanced)
T. Rowe Price Blue Chip Growth (Blue Chip)	Blue Chip Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.:
T. Rowe Price Limited-Term Bond (Limited-Term Bond)	Limited-Term Bond Portfolio

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP (Income Securities)	Franklin Income VIP Fund (Class 1)
Franklin Small Cap Value VIP (Small Cap Value)	Franklin Small Cap Value VIP Fund (Class 1)
Franklin Small-Mid Cap Growth VIP (Small-Mid Cap)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
Franklin Mutual Shares VIP (Mutual Shares)	Franklin Mutual Shares VIP Fund (Class 1)
Templeton Global Bond VIP (Global Income)	Templeton Global Bond VIP Fund (Class 1)
Franklin Rising Dividends VIP (Rising Dividends)	Franklin Rising Dividends VIP Fund (Class 1)

11	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

* The Money Market subaccount, which invests in shares of the Fidelity VIP Government Money Market Portfolio (Initial Class) replaced the Prime Reserve subaccount that invested in the T. Rowe Price Fixed Income Series, Inc. Government Money Portfolio. The Money Market subaccount began operations on May 3, 2022 and the Prime Reserve subaccount was closed on May 6, 2022.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and separate from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account, which is held and administered by the Company. The DIO account is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

(b)	Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the respective Fund. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the respective Fund on the payable date.

(c)	Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(d)	Fair Value Measurements

Investments in the Funds are stated at the closing net asset value per share on December 31, 2022, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. The Account applies Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement (Topic 820). Topic 820 defines fair value as the price that the Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in nonactive markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the reporting entity’s own assumptions in determining the fair value of the investment.

12	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2022, the Account’s investments in the Funds are valued within the above fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds’ underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Account sells and redeems shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with Topic 820 differs from the characterization of an investment in the Fund.

(e)	Subsequent Events

The Account has evaluated subsequent events through April 24, 2023, the date the financial statements were issued.

(2)	Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Premium Expense Charge: The Company deducts a premium expense charge from each premium payment for each policy year to compensate itself for policy-related distribution expenses. The remaining amount (the net premium) is credited to the Accumulated Value according to the allocation instructions. For policies issued prior to May 1, 2008, the charge is equal to 10% of premiums up to the basic annual premium and 3% in excess of the basic annual premium. For policies issued on or after May 1, 2008, the charge is 10% of the target premium and 3% in excess of the target premium.

Monthly Deduction: The Company deducts a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. The Company will make deductions from each subaccount and the DIO account on a pro-rata basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has three components:

1.	a cost of insurance charge

2.	a monthly policy expense equal to $6 for policies issued prior to May 1, 2008, $10 for the first 5 Policy Years and $6 thereafter for policies issued on or after May 1, 2008

3.	charges for any riders

13	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

Mortality and Expense Risk Charge: The Company deducts a daily charge from each subaccount (not the DIO account) to compensate itself for certain mortality and expense risks it assumes. This charge is incorporated in the calculation of the unit value and is equal to:

•	The assets in each subaccount, multiplied by

•	0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all policy years.

Surrender Charges: If the policyholder fully surrenders the Policy (or it lapses) during the first 10 Policy Years, the Company deducts surrender charges from the Accumulated Value. The Company will make the deductions from each subaccount and the DIO account on a pro-rata basis. The surrender charge begins at 50% of the basic annual premium on policies issued prior to May 1, 2008 or 50% of the surrender charge base on policies issued on or after May 1, 2008 in the 1st year, and declines 5% each year until the 11th year at which time the surrender charge will be 0%. Additional 10-year surrender charges are associated with certain increases in death benefit (Specified Amount) as selected by the policyholder in accordance with the policy terms.

Withdrawal Charges: For each withdrawal, the Company will make a deduction from each subaccount and the DIO account on a pro-rate basis a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge: The Company may currently charge $25 in the form of redemption units for the 13th and each additional transfer among the subaccounts and the DIO account during a policy year.

(3)	Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

The Account applies FASB ASC Topic 740, Income Taxes (Topic 740). Topic 740 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. With limited exception, the Account is no longer subject to U.S. federal, state, and local audits by tax authorities for 2015 and earlier tax years.

There are no uncertain tax positions impacting the Account which rise to the level of more likely than not.

14	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

(4)	Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year or period ended December 31, 2022:

	Cost of	Proceeds
Subaccount	purchases	from sales
Contrafund	$29,937	18,690
Growth	29,373	11,901
High Income	2,007	2,491
Index 500	6,680	22,122
Mid Cap	45,124	26,766
Overseas	14,886	13,372
Equity-Income	6,781	1,279
Value Strategies	1,258	261
Dynamic Capital	1,925	230
Investment Grade Bond	7,913	799
Disciplined Small Cap	1,106	33
Money Market (May 3, 2022 to December 31, 2022)	64,845	9,699
Equity Income	36,969	20,144
Mid-Cap Growth	2,640	2,537
Personal Strategy Balanced	17,358	13,091
Blue Chip	7,781	1,868
Limited-Term Bond	8,889	10,169
Prime Reserve (January 1, 2022 to May 6, 2022)	1,202	61,874
Income Securities	—	—
Small Cap Value	17,826	1,096
Small-Mid Cap	3,999	223
Mutual Shares	1,229	151
Global Income	89	19
Rising Dividends	1,538	47

15	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

(5)	Changes from Units Outstanding

Transactions in units of each subaccount were as follows for the year or period ended December 31, 2022 and the year ended December 31, 2021:

	2022			2021
			Net			Net
			increase			increase
Subaccount	Purchased	Redeemed	(decrease)	Purchased	Redeemed	(decrease)
Contrafund	389	502	(113)	334	489	(155)
Growth	172	234	(62)	147	191	(44)
High Income	61	117	(56)	61	65	(4)
Index 500	287	597	(310)	138	348	(210)
Mid Cap	718	994	(276)	603	880	(277)
Overseas	697	757	(60)	528	776	(248)
Equity-Income	190	130	60	185	146	39
Value Strategies	9	6	3	9	6	3
Dynamic Capital	3	4	(1)	3	3	—
Investment Grade Bond	356	150	206	312	225	87
Disciplined Small Cap	25	4	21	6	2	4
Money Market*	6,954	1,479	5,475	—	—	—
Equity Income	525	671	(146)	575	747	(172)
Mid-Cap Growth	28	39	(11)	23	32	(9)
Personal Strategy Balanced	648	720	(72)	532	731	(199)
Blue Chip	138	96	42	90	109	(19)
Limited-Term Bond	1,455	1,687	(232)	1,090	730	360
Prime Reserve**	287	6,318	(6,031)	660	808	(148)
Income Securities	—	—	—	—	—	—
Small Cap Value	146	99	47	133	81	52
Small-Mid Cap	11	6	5	9	12	(3)
Mutual Shares	4	4	—	3	4	(1)
Global Income	7	1	6	6	—	6
Rising Dividends	32	3	29	4	1	3

*For the period April 29, 2022 to December 31, 2022

**For the period January 1, 2022 to May 6, 2022

16	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

(6)	Financial Highlights

The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years or periods ended December 31, 2022, 2021, 2020, 2019 and 2018:

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Contrafund:
2022	6,777	$56.10	$380,188	0.51%	1.05%	(27.08)%
2021	6,890	76.93	530,012	0.06	1.05	26.51
2020	7,045	60.81	428,384	0.25	1.05	29.21
2019	7,560	47.06	355,790	0.69	1.05	30.21
2018	11,061	36.14	399,784	0.69	1.05	(7.35)
Growth:
2022	4,487	62.50	280,422	0.61	1.05	(25.24)
2021	4,549	83.60	380,321	0.00	1.05	21.93
2020	4,593	68.56	314,881	0.08	1.05	42.40
2019	5,410	48.15	260,503	0.22	1.05	32.92
2018	8,887	36.22	321,919	0.24	1.05	(1.21)
High Income:
2022	892	27.92	24,898	4.92	1.05	(12.29)
2021	948	31.83	30,164	5.38	1.05	3.33
2020	952	30.81	29,326	5.07	1.05	1.68
2019	948	30.30	28,752	3.92	1.05	13.91
2018	1,483	26.60	39,461	4.95	1.05	(4.30)
Index 500:
2022	2,875	55.65	159,996	1.40	1.05	(19.06)
2021	3,185	68.75	218,998	1.25	1.05	27.24
2020	3,395	54.03	183,427	1.63	1.05	17.01
2019	4,566	46.18	210,852	1.25	1.05	29.99
2018	10,639	35.53	377,974	1.86	1.05	(5.49)
Mid Cap:
2022	10,911	45.17	492,865	0.50	1.05	(15.63)
2021	11,187	53.54	598,934	0.62	1.05	24.30
2020	11,464	43.07	493,773	0.64	1.05	16.96
2019	13,091	36.83	482,074	0.69	1.05	22.17
2018	19,759	30.14	595,609	0.64	1.05	(15.43)
Overseas:
2022	9,052	32.59	294,989	1.08	1.05	(25.27)
2021	9,112	43.61	397,370	0.53	1.05	18.46
2020	9,360	36.81	344,585	0.43	1.05	14.41
2019	10,121	32.18	325,649	1.19	1.05	26.44
2018	17,063	25.45	434,217	1.56	1.05	(15.70)

17	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Equity-Income:
2022	4,064	$23.70	$96,312	1.94%	1.05%	(5.94)%
2021	4,004	25.20	100,903	1.94	1.05	23.60
2020	3,965	20.39	80,841	1.84	1.05	5.59
2019	4,218	19.31	81,452	1.31	1.05	26.12
2018	9,056	15.31	138,654	2.32	1.05	(9.25)
Value Strategies:
2022	705	27.24	19,201	1.13	1.05	(7.99)
2021	702	29.61	20,796	1.57	1.05	32.21
2020	699	22.39	15,657	1.37	1.05	7.13
2019	1,306	20.90	27,290	1.67	1.05	33.13
2018	1,442	15.70	22,642	0.98	1.05	(18.18)
Dynamic Capital:
2022	407	33.56	13,654	0.31	1.05	(21.69)
2021	408	42.85	17,463	0.41	1.05	23.33
2020	408	34.74	14,183	0.21	1.05	32.22
2019	408	26.28	10,734	0.60	1.05	28.73
2018	589	20.41	12,019	0.59	1.05	(5.88)
Investment Grade Bond:
2022	4,668	13.61	63,511	2.32	1.05	(13.86)
2021	4,462	15.79	70,470	2.06	1.05	(1.64)
2020	4,375	16.06	70,248	2.19	1.05	8.26
2019	4,181	14.83	62,018	1.74	1.05	8.53
2018	8,613	13.67	117,715	2.55	1.05	(1.57)
Disciplined Small Cap:
2022	125	25.73	3,217	0.89	1.05	(19.08)
2021	104	31.79	3,310	0.41	1.05	19.40
2020	100	26.63	2,671	0.72	1.05	17.22
2019	174	22.71	3,959	0.63	1.05	22.42
2018	391	18.55	7,260	0.87	1.05	(13.99)
Money Market
2022*	5,475	10.07	55,146	2.08	1.05	0.72
Equity Income:
2022	8,804	43.98	387,220	1.88	1.05	(4.34)
2021	8,950	45.98	411,518	1.57	1.05	24.25
2020	9,122	37.01	337,568	2.33	1.05	0.13
2019	10,184	36.96	376,375	2.23	1.05	25.09
2018	14,688	29.55	433,984	2.01	1.05	(10.45)

*May 3, 2022 to December 31, 2022

18	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Mid-Cap Growth:
2022	636	$81.72	$51,984	0.00%	1.05%	(23.38)%
2021	647	106.66	69,053	0.00	1.05	13.66
2020	656	93.84	61,526	0.00	1.05	22.52
2019	708	76.60	54,217	0.09	1.05	29.93
2018	1,227	58.95	72,357	0.00	1.05	(3.05)
Personal Strategy Balanced:
2022	7,394	33.30	246,220	1.57	1.05	(19.16)
2021	7,466	41.19	307,533	0.98	1.05	8.92
2020	7,665	37.82	289,878	1.38	1.05	13.35
2019	8,801	33.37	293,658	1.88	1.05	18.56
2018	12,889	28.14	362,744	1.78	1.05	(6.07)
Blue Chip:
2022	3,480	31.43	109,370	0.00	1.05	(39.14)
2021	3,438	51.65	177,560	0.00	1.05	16.40
2020	3,457	44.37	153,391	0.00	1.05	32.88
2019	3,396	33.39	113,382	0.00	1.05	28.54
2018	12,136	25.98	315,236	0.00	1.05	0.85
Limited-Term Bond:
2022	11,142	12.50	139,282	1.94	1.05	(5.51)
2021	11,374	13.23	150,475	1.33	1.05	(0.91)
2020	11,014	13.35	147,058	1.97	1.05	3.62
2019	10,819	12.88	139,395	2.41	1.05	3.27
2018	27,267	12.48	340,204	2.01	1.05	0.12
Prime Reserve:
2022*	—	—	—	0.05	1.05	(1.02)
2021	6,031	10.06	60,672	0.01	1.05	(1.03)
2020	6,179	10.17	62,813	0.26	1.05	(0.79)
2019	6,261	10.25	64,147	1.74	1.05	0.66
2018	10,956	10.18	111,517	1.32	1.05	0.27
Income Securities:
2022	—	18.65	—	0.00	1.05	(6.22)
2021	—	19.89	—	0.00	1.05	15.79
2020	—	17.18	—	0.00	1.05	(0.08)
2019	—	17.19	—	0.00	1.05	15.21
2018	1	14.92	5	0.00	1.05	(5.09)
Small Cap Value:
2022	3,251	26.46	86,014	1.23	1.05	(10.75)
2021	3,204	29.65	94,977	1.13	1.05	24.36
2020	3,152	23.84	75,140	1.70	1.05	4.31
2019	2,944	22.85	67,268	1.45	1.05	25.41
2018	6,753	18.22	123,059	1.11	1.05	(13.60)

*Liquidated on May 6, 2022

19	(Continued)

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2022 and 2021

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value (1)	assets	ratio (2)	net assets (3)	return (4)
Small-Mid Cap:
2022	585	$26.98	$15,788	0.00%	1.05%	(34.21)%
2021	580	41.00	23,763	0.00	1.05	9.11
2020	583	37.58	21,910	0.00	1.05	53.91
2019	577	24.42	14,089	0.00	1.05	30.43
2018	836	18.72	15,652	0.00	1.05	(6.15)
Mutual Shares:
2022	495	17.93	8,872	2.15	1.05	(8.12)
2021	495	19.52	9,667	3.08	1.05	18.28
2020	496	16.50	8,180	3.11	1.05	(5.84)
2019	496	17.52	8,684	2.11	1.05	21.64
2018	496	14.40	7,144	2.68	1.05	(9.81)
Global Income:
2022	93	12.87	1,202	0.00	1.05	(5.83)
2021	87	13.67	1,186	0.00	1.05	(5.62)
2020	81	14.48	1,169	8.50	1.05	(6.06)
2019	81	15.41	1,252	6.74	1.05	1.19
2018	173	15.23	2,636	0.00	1.05	1.15
Rising Dividends:
2022	148	33.56	4,969	1.03	1.05	(11.27)
2021	119	37.82	4,488	1.04	1.05	25.78
2020	116	30.07	3,482	1.46	1.05	15.02
2019	112	26.15	2,930	1.48	1.05	28.24
2018	108	20.39	2,209	1.21	1.05	(5.84)

(1)	The accumulation unit value represents the ending unit value of each open and available subaccount whether or not there is activity at the end of the period in the underlying fund.

(2)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Ratios presented as 0.00 may earn investment income but are recorded as such due to rounding.

(3)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

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